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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Body Central Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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	(2)	Form, Schedule or Registration Statement No.:
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        The 2012 annual meeting of stockholders of Body Central Corp. (the "Company") will be held at the River Club, One Independent Drive, 35th Floor, Jacksonville, Florida 32202, on Thursday, May 24, 2012, beginning at 11:00 a.m. Eastern time.

        The meeting will be held for the following purposes:

          1.     to elect the three nominees as directors named in the attached proxy statement to serve terms expiring at the annual meeting of stockholders to be held in 2015 or until their successors have been elected and qualified;

          2.     to approve an advisory resolution approving executive compensation for fiscal year 2011;

          3.     to approve an amendment and restatement of the Company's Amended and Restated 2006 Equity Incentive Plan;

          4.     to approve the Company's 2012 Annual Incentive Plan;

          5.     to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered certified public accounting firm for fiscal 2012; and

          6.     to transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

        Stockholders of record at the close of business on March 27, 2012 are entitled to notice of and to vote at the annual meeting and any postponements or adjournments thereof.

        It is important that your shares are represented at the annual meeting, whether or not you plan to attend. To ensure your shares will be represented, we ask that you vote your shares via the Internet or by telephone, as instructed on the Notice of Internet Availability of Proxy Materials or as instructed on the accompanying proxy. If you received or requested a copy of the proxy card by mail, you may submit your vote by completing, signing, dating and returning the proxy card by mail. We encourage you to vote via the Internet or by telephone. These methods save us significant postage and processing charges. Please vote your shares as soon as possible. This is your annual meeting and your participation is important.

By Order of the Board of Directors,

Julia B. Davis Secretary and General Counsel

Dated: April 5, 2012

Body Central Corp.
6225 Powers Avenue
Jacksonville, Florida 32217

ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 24, 2012

PROXY STATEMENT

        The board of directors of Body Central Corp. is soliciting proxies to be used at the annual meeting of stockholders to be held on Thursday, May 24, 2012, beginning at 11:00 a.m., eastern time, at the River Club, One Independent Drive, 35th Floor, Jacksonville, Florida 32202, and at any postponements or adjournments thereof. This proxy statement contains information related to the annual meeting. This proxy statement, the accompanying form of proxy and the Company's annual report are being sent to stockholders on or about April 5, 2012.

NOTICE OF ELECTRONIC AVAILABILITY OF PROXY MATERIALS

        In accordance with regulations adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials, including our annual report to stockholders, to each stockholder of record, we may now furnish these materials on the Internet unless the stockholder has previously requested to receive these materials by mail or e-mail. On or about April 5, 2012, we mailed to our stockholders who have not previously requested to receive these materials by mail or e-mail a Notice of Internet Availability of Proxy Materials containing instructions on how to access this proxy statement and our annual report and to vote online. The Notice instructs you as to how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy on the Internet or by telephone. If you received the Notice by mail, you will not automatically receive a printed copy of our proxy materials or annual report unless you follow the instructions for requesting these materials included in the Notice.

ABOUT THE ANNUAL MEETING

Why did I receive these materials?

        Our board of directors is soliciting proxies for the 2012 annual meeting of stockholders. You are receiving a proxy statement because you owned shares of our common stock on March 27, 2012 and that entitles you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.

What information is contained in this proxy statement?

        The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, our board and board committees, the compensation of directors and executive officers and other information that the Securities and Exchange Commission requires us to provide annually to our stockholders.

If I previously signed up to receive stockholder materials, including proxy statements and annual reports, by mail and wish to access these materials via the Internet or via electronic delivery in the future, what should I do?

        If you have previously signed up to receive stockholder materials, including proxy statements and annual reports, by mail, you may choose to receive these materials by accessing the Internet or via electronic delivery in the future, which can help us achieve a substantial reduction in our printing and mailing costs.

        If your shares are registered in your own name (instead of through a broker or other nominee), sign up to receive proxy materials in the future by accessing the Internet or via electronic delivery by visiting the following website: www.proxyvote.com.

        Your election to receive your proxy materials by accessing the Internet or by electronic delivery will remain in effect for all future stockholder meetings unless you revoke it before the meeting by following the instructions on the Notice of Internet Availability of Proxy Materials or by calling or sending a written request addressed to:

Body Central Corp.
Attn: Julia B. Davis
6225 Powers Avenue
Jacksonville, Florida 32217
(904) 737-0811

        If you hold your shares in an account at a brokerage firm or bank participating in a "street name" program, you can sign up for electronic delivery of proxy materials in the future by contacting your broker.

        If you choose to receive your proxy materials by accessing the Internet, then before next year's annual meeting, you will receive a Notice of Internet Availability of Proxy Materials when the proxy materials and annual report are available over the Internet. If you choose instead to receive your proxy materials via electronic delivery, you will receive an email containing the proxy materials.

How can I obtain paper copies of the proxy materials, 10-K and other financial information?

        Stockholders can access our 2012 proxy statement, Form 10-K as well as our other filings with the SEC and our corporate governance policies and other information on the investor relations page of our website www.bodyc.com.

        If you elected to receive our stockholder materials via the Internet or via electronic delivery, you may request paper copies by written request addressed to:

Body Central Corp.
Attn: Julia B. Davis
6225 Powers Avenue
Jacksonville, Florida 32217
(904) 737-0811

We will also furnish any exhibit to the Form 10-K for the year ended December 31, 2011 if specifically requested.

Who is entitled to vote at the meeting?

        Holders of common stock as of the close of business on the record date, March 27, 2012, will receive notice of, and be eligible to vote at, the annual meeting and at any adjournment or postponement of the annual meeting. At the close of business on the record date, we had outstanding and entitled to vote 16,148,774 shares of common stock.

How many votes do I have?

        Each outstanding share of our common stock you owned as of the record date will be entitled to one vote for each matter considered at the meeting. There is no cumulative voting.

Who can attend the meeting?

        Only persons with evidence of stock ownership as of the record date or who are invited guests of the Company may attend and be admitted to the annual meeting of the stockholders. Stockholders with evidence of stock ownership as of the record date may be accompanied by one guest. Photo identification may be required (a valid driver's license, state identification or passport). If a stockholder's shares are registered in the name of a broker, trust, bank or other nominee, the stockholder must bring a proxy or a letter from that broker, trust, bank or other nominee or their most recent brokerage account statement that confirms that the stockholder was a beneficial owner of shares of stock of the Company as of the record date. Since seating is limited, admission to the meeting will be on a first-come, first-served basis.

        Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

What constitutes a quorum?

        The presence at the meeting, in person or by proxy, of the holders of a majority of the common stock issued and outstanding on the record will constitute a quorum, permitting the conduct of business at the meeting.

        Proxies received but marked as abstentions and broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum.

How do I vote?

        If you are a holder of record (that is, your shares are registered in your own name with our transfer agent), you can vote either in person at the annual meeting or by proxy without attending the annual meeting. We urge you to vote by proxy even if you plan to attend the annual meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting in person, you may vote at the meeting and your proxy will not be counted. You can vote by proxy by any of the following methods.

        Our board of directors has designated B. Allen Weinstein and Julia B. Davis, and each or any of them, as proxies to vote the shares of common stock solicited on its behalf.

        Voting by Telephone or Through the Internet.    If you are a registered stockholder (that is, if you own shares in your own name and not through a broker, bank or other nominee that holds shares for your account in a "street name" capacity), you may vote by proxy by using either the telephone or Internet methods of voting. Proxies submitted by telephone or through the Internet must be received by 11:59 p.m., eastern time, on May 23, 2012. Please see the Notice of Internet Availability or proxy card for instructions on how to access the telephone and Internet voting systems.

        Voting by Proxy Card.    Each stockholder electing to receive stockholder materials by mail may vote by proxy by using the accompanying proxy card. When you return a proxy card that is properly signed and completed, the shares represented by your proxy will be voted as you specify on the proxy card.

        If you hold your shares in "street name," you must either direct the bank, broker or other record holder of your shares as to how to vote you shares, or obtain a proxy from the bank, broker or other record holder to vote at the meeting. Please refer to the voter instruction cards used by your bank, broker or other record holder for specific instructions on methods of voting, including by telephone or using the Internet.

        Your shares will be voted as you indicate. If you return the proxy card but you do not indicate your voting preferences, then the individuals designated as proxies will vote your shares FOR the ratification of our auditors. The board and management do not now intend to present any matters at the annual meeting other than those outlined in the notice of the annual meeting. Should any other matter requiring a vote of stockholders arise, stockholders returning the proxy card confer upon the individuals designated as proxies discretionary authority to vote the shares represented by such proxy on any such other matter in accordance with their best judgment.

Can I change my vote?

        Yes. If you are a stockholder of record, you may revoke or change your vote at any time before the proxy is exercised by filing a notice of revocation with the secretary of the Company or mailing a proxy bearing a later date, submitting your proxy again by telephone or over the Internet or by attending the annual meeting and voting in person. For shares you hold beneficially in "street name," you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares, by attending the meeting and voting in person. In either case, the powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

How are we soliciting this proxy?

        We are soliciting this proxy on behalf of our board of directors and will pay all expenses associated with this solicitation. We have hired Morrow & Co., LLC, a proxy solicitation firm to assist us in soliciting proxies for a fee of $7,500 plus reimbursement for certain out-of-pocket expenses. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

Will stockholders be asked to vote on any other matters?

        To the knowledge of the Company and its management, stockholders will vote only on the matters described in this proxy statement. However, if any other matters properly come before the meeting, the persons named as proxies for stockholders will vote on those matters in the manner they consider appropriate.

What vote is required to approve each item?

        Directors are elected by a plurality of the votes cast at the meeting, which means that the three nominees who receive the highest number of properly executed votes will be elected as directors, even if those nominees do not receive a majority of the votes cast. A properly executed proxy marked

"withhold authority" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

        The advisory resolution on executive compensation, commonly referred to as a "say-on-pay" resolution, is non-binding on the board of directors. Although the vote is non-binding, the board of directors and the compensation committee will review the voting results in connection with their ongoing evaluation of the Company's compensation program.

        The approval of the amendment and restatement of the Company's Amended and Restated 2006 Equity Incentive Plan, the approval of the Company's 2012 Annual Incentive Plan and the ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent auditors for fiscal 2012 require the affirmative vote of the majority of the votes present, in person or by proxy, and entitled to vote at the meeting.

How are votes counted?

        In the election of directors, you may vote "FOR" all or some of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. You may not cumulate your votes for the election of directors. For all other proposals, you may vote "FOR," "AGAINST" or "ABSTAIN." Abstentions are considered to be present and entitled to vote at the meeting and, therefore, will have the effect of a vote against the advisory resolution on executive compensation, the amendment and restatement of the Company's Amended and Restated 2006 Equity Incentive Plan, the approval of the Company's 2012 Annual Incentive Plan and the ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent auditors for fiscal 2012.

        If you hold your shares in street name, the Company has supplied copies of its proxy materials for its 2012 annual meeting of stockholders to the broker, bank or other nominee holding your shares of record and they have the responsibility to send these proxy materials to you. Your broker, bank or other nominee is permitted to vote your shares on the appointment of PricewaterhouseCoopers LLP as our independent auditor without receiving voting instructions from you. In contrast, all other proposals are "non-discretionary" items. This means brokerage firms that have not received voting instructions from their clients on these proposals may not vote on them. These so-called "broker non-votes" will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of any vote because in tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered votes cast on that proposal.

What should I do if I receive more than one set of voting materials?

        You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

PRINCIPAL STOCKHOLDERS

        The following table sets forth information known to the Company regarding beneficial ownership of the Company's common stock, as of March 21, 2012, by each person known by the Company to own more than 5% of our common stock, each director and each of the executive officers identified in the Summary Compensation Table and by all of its directors and executive officers as a group. The table lists the number of shares and percentage of shares beneficially owned based on 16,148,774 shares of common stock outstanding as of March 21, 2012. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons or entities named have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Class
5% Stockholders:
FMR LLC(2)	2,389,763	14.8%
Wasatch Advisors, Inc.(3)	1,034,369	6.4%
Executive Officers and Directors
Beth R. Angelo(4)	483,780	3.0%
Martin P. Doolan(5)	39,886	*
Donna R. Ecton	3,900	*
Scott M. Gallin(6)	128,212	*
John K. Haley(7)	6,933	*
David A. Katz	—	*
Jerrold S. Rosenbaum	322,621	2.0%
Thomas Stoltz	—	*
Matthew Swartwood	—	*
B. Allen Weinstein(8)	32,603	*
All, directors, director nominees and executive officers as a group (ten persons)	695,314	4.3%

*
Less than one percent

(1)
Unless otherwise indicated and subject to community property laws where applicable, the individuals and entities named in the table above have sole voting and investment power with respect to all shares of our stock shown as beneficially owned by them. Unless otherwise indicated below, the business address of each of our named executive officers and directors is 6225 Powers Avenue, Jacksonville, Florida 32217.

(2)
Information based on Schedule 13G filed on February 14, 2012. Fidelity Management & Research Company ("Fidelity"), 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of the shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The ownership of one investment company, Fidelity Small Cap Stock Fund, amounted to 813,369 shares of the Common Stock outstanding. Fidelity Small Cap Stock Fund has its principal business office at 82 Devonshire Street, Boston, Massachusetts 02109. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the shares owned by the Funds. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of

  Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees.

(3)
Information based on Schedule 13G filed on February 14, 2012. Wasatch Advisors, Inc. has sole voting power and sole investment power over the shares. The address for Wasatch Advisors, Inc. is 150 Social Hall Avenue, Salt Lake City, UT 84111.

(4)
Includes 60,050 shares of common stock issuable upon exercise of options exercisable within 60 days of March 21, 2012. Also includes 322,621 shares that Ms. Angelo has voting and dispositive control over that are owned by Jerrold S. Rosenbaum.

(5)
Consists of common stock held by the Doolan Family First Limited Partnership. Martin Doolan, our director, is managing general partner of the Doolan Family First Limited Partnership and is deemed to beneficially own the shares of common stock held by it. Mr. Doolan disclaims such beneficial ownership.

(6)
PineBridge PEP III Direct, L.P., PineBridge PEP IV Co-Investment, L.P., PineBridge Vantage Partners, L.P., American International Group, Inc. Retirement Plan and APEN Bermuda Ltd. are advised by PineBridge Investments. PineBridge Investments has sole voting power and sole investment power over the shares and is the beneficial owner of shares held by these entities, with the exception of APEN Bermuda Ltd. for which it disclaims beneficial ownership. Scott Gallin, our director, is a managing director of PineBridge Investments and may be deemed to beneficially own the shares of common stock held by these entities. Mr. Gallin disclaims such beneficial ownership. The address for Mr. Gallin and PineBridge Investments is 399 Park Avenue, 4th Floor, New York, NY 10022.

(7)
Includes 3,333 shares of common stock issuable upon exercise of options exercisable within 60 days of March 21, 2012.

(8)
Includes 32,603 shares of common stock issuable upon exercise of options exercisable within 60 days of March 21, 2012.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers, directors and greater than 10% stockholders file reports of ownership and changes of ownership of common stock with the Securities and Exchange Commission and the NASDAQ Global Market. Based on a review of the Securities and Exchange Commission filed ownership reports during fiscal 2011, the Company believes that all Section 16(a) filing requirements were met during fiscal 2011 except for a late Form 4 reporting a sale of shares by each of John Turner, Carlo von Schroeter and WVCP Management, LLC (and related entities).

 PROPOSAL NO. 1
ELECTION OF DIRECTORS

General

        The Company's amended and restated bylaws provide that the number of directors shall be fixed from time to time by resolution adopted by the affirmative vote of a majority of the total number of directors then in office. The number of authorized directors as of the date of this proxy statement is eight. The board of directors is divided into three classes serving staggered three-year terms. Directors for each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires.

        The terms for three directors will expire at this 2012 annual meeting. The three nominees named below are the only individuals that our board has nominated for election to the board at this 2012 annual meeting. Directors elected at the 2012 annual meeting will hold office for a three-year term expiring at the annual meeting in 2015 (or until their respective successors are elected and qualified, or until their earlier death, resignation or removal). All of the nominees are currently directors of the Company. Mr. Jerrold S. Rosenbaum is retiring from the board effective as of May 24, 2012, the date of the 2012 annual meeting. Following Mr. Rosenbaum's retirement, the number of authorized directors will be seven directors.

        All of the nominees have indicated to the Company that they will be available to serve as directors. If any nominee named herein for election as a director should for any reason become unavailable to serve prior to the annual meeting, the board may, prior to the annual meeting, (i) reduce the size of the board to eliminate the position for which that person was nominated, (ii) nominate a new candidate in place of such person or (iii) leave the position vacant to be filled at a later time. The information presented below for the director nominees has been furnished to the Company by the director nominees and directors.

        In selecting directors, we consider factors that are in our best interests and those of our stockholders, including diversity of backgrounds, experience and competencies that our board of directors desires to have represented. These competencies include: independence; adherence to ethical standards; the ability to exercise business judgment; substantial business or professional experience and the ability to offer our management meaningful advice and guidance based on that experience; ability to devote sufficient time and effort to his or her duties as a director; and any other criteria established by our board of directors together with any core competencies or technical expertise necessary for our committees. We believe that each director and director nominee possesses these qualities and has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to us and to our board of directors.

        The experience, qualifications, attributes and skills that caused the nominating and corporate governance committee and the board to determine that the persons should serve as a director of our Company are described in each director nominee's and each director's biography below.

Director Nominees for Three Year Terms That Will Expire in 2015:

        B. Allen Weinstein, age 65, has been our President and Chief Executive Officer since August 2009. He joined our board of directors in June 2010. Prior to joining us, Mr. Weinstein served in various senior management positions with The Cato Corporation, a specialty retailer of women's apparel, from 1997 to 2009, including as Executive Vice President—Chief Merchandising Officer of The Cato Corporation, from 2005 to 2009, and Executive Vice President, Chief Merchandising Officer of The Cato Division, from 1997 to 2005. From 1995 to 1997, Mr. Weinstein was Senior Vice President—Merchandising of Catherines Stores Corporation, a specialty retailer of women's apparel. From 1981 to 1995, he served as Senior Vice President of Merchandising of Bealls, Inc., a retailer of apparel and home merchandise. Since January 2010, Mr. Weinstein has served on the board of directors of Destination Maternity Corporation, a Nasdaq-listed retailer of maternity apparel. He received a B.B.A. degree in finance in 1970 from the University of Houston. Mr. Weinstein brings to our board of directors more than 30 years of experience in apparel retailing management.

        Beth R. Angelo, age 45, has served as our Chief Merchandising Officer and Executive Vice President since 2008. She has also served the Company in various capacities since 1994 and was Chief Merchandising Officer from 1996 through 2007. Ms. Angelo left the role as Chief Merchandising Officer in May 2007, but returned to that position in January 2008. She has also served as our President of Direct Sales since 2005. She has served as a member of our board of directors since October 2006. Ms. Angelo also served as the sportswear merchant for Venus Swimwear, a direct business, from 1999 to 2004 as part of a joint venture with Body Central. Ms. Angelo received a B.S. degree in business administration in 1989 from the University of Florida and an M.B.A. degree in 1994 from Northwestern University's Kellogg Graduate School of Management. Beth Angelo serves on the Executive Advisory Board for the David F. Miller Center for Retail Education and Research at the University of Florida. Ms. Angelo brings to our board of directors experience in apparel retailing, including over 19 years in specialty retailing of women's clothing and accessories, and valuable expertise in merchandising and marketing. Ms. Angelo is Jerrold Rosenbaum's daughter.

        David A. Katz, age 40, was elected to our board of directors on February 16, 2012. Mr. Katz is the founder and chief executive officer and member of the Board of Directors of Sports Media Ventures, Inc., a digital sports company. Prior to founding Sports Media Ventures, Inc. in 2007, Mr. Katz served as the head of sports and entertainment at Yahoo! Inc. from 2005 to 2006, and as senior vice president, strategic planning and interactive ventures for CBS from 1997 to 2005. Mr. Katz was a management consultant with McKinsey & Company in New York from 1995 to 1997. Mr. Katz currently serves on the advisory boards of the World Congress of Sports, University of Southern California's Center for the Digital Future and the Wharton Sports Business Initiative. Mr. Katz earned a Bachelor of Science in Economics from the Wharton School at the University of Pennsylvania and a Masters in Management Studies from Cambridge University. Mr. Katz brings to our board of directors significant knowledge of digital content, marketing and website development.

Required Vote:

        Directors are elected by a plurality of the votes cast at the meeting, which means that the three nominees who receive the highest number of properly executed votes will be elected as directors, even if those nominees do not receive a majority of the votes cast. A properly executed proxy marked "withhold authority" with respect to the election of one or more directors will not be voted with respect to that director or directors, although it will be counted for purposes of determining whether there is a quorum.

Recommendation:

        Our board of directors unanimously recommends that our stockholders vote "FOR" each of the director nominees listed above.

Directors Not Being Elected in 2012:

        The directors whose terms are not expiring this year are listed below. They will continue to serve as directors for the remainder of their terms or until their respective successors are elected and qualified, or until their earlier death, resignation or removal. Information regarding each of such directors is provided below.

Directors Whose Terms Will Expire in 2013:

        Martin P. Doolan, age 72, has served as a member of our board of directors since October 2006 and became Chairman of our board of directors upon the completion of our initial public offering in October 2010. Mr. Doolan is the founder and currently the Chairman and Chief Executive Officer of Multitech Enterprises, Inc., a firm specializing in providing management expertise to companies with underperforming earnings. Mr. Doolan previously worked for Value City Department Stores, Inc., an off-price department store chain, in various capacities, including Vice Chairman and member of the board of directors from July 1998 to January 2002, and as the President and Chief Executive Officer from July 1997 until July 1999. This included responsibilities as the Chief Executive Officer of DSW Shoe Warehouse, Inc., a subsidiary of Value City Department Stores, Inc. and a retailer of specialty footwear. Prior to that, Mr. Doolan served as the Chief Executive Officer of Delstar Technologies, Inc., a private company and a manufacturer of thermoplastic nets and laminates for water, air and oil filtration, from June 1995 until June 1997, the Chief Executive Officer of Bestop, Inc., a manufacturer of automotive parts and accessories, from October 1987 until June 1995 and the Chief Executive Officer of Pilliod Furniture, Inc., a manufacturer of wood household furniture, from 1985 until 1987. Mr. Doolan has served on the board of directors of Lectrus Inc., a private company and manufacturer of electrical systems and metal enclosures, since January 2007, the board of directors of Radiac Abrasives, Inc., a manufacturer of abrasive products, from February 2007 until June 2009 and as Chairman of the board of directors of Delstar Technologies, Inc. since June 1995. He previously served on the board of directors of American Eagle Outfitters, Inc., a public company and specialty apparel retailer traded on the New York Stock Exchange, from June 1994 until June 2004. Mr. Doolan received a B.A. degree in Business from Dallas Baptist University and associate degrees in electronics engineering from the RCA Institute and the City University of New York. Mr. Doolan brings to our board of directors over 30 years of executive business experience, including much experience in the retail industry.

        John K. Haley, age 61, became a member of our board of directors and chair of our audit committee upon the completion of our initial public offering in October 2010. From 1988 through September 2009, Mr. Haley was a partner of the international accounting firm of Ernst & Young LLP, where he worked for more than 30 years. Mr. Haley served nearly 20 years in Ernst & Young's audit practice and from 1998 until his retirement in 2009 served in a number of leadership roles in the firm's transaction advisory services group. Mr. Haley serves as a director of General Growth Properties, Inc., a landlord to approximately 34 of our stores, and JWC Acquisition Corp. Mr. Haley holds a degree in accounting from Northeastern University and has completed executive programs at Harvard Business School, Northwestern University and Babson College. Mr. Haley brings to our board of directors over 30 years of financial experience in public accounting.

Directors Whose Terms Will Expire in 2014:

        Scott M. Gallin, age 39, has served as a member of our board of directors since October 2006. Mr. Gallin has been a managing director of PineBridge Investments, a multi-strategy investment manager, where he has worked since 2002. Additionally, Mr. Gallin is an adjunct professor of finance and economics at Columbia Business School, where he has taught courses since 2003 on private equity. He has also previously taught at the University of California, Berkeley's Haas School of Business and at the Tsinghua University in Beijing, China. Mr. Gallin has served on the board of directors of Flash Global Logistics, a global supply logistics company, a private company, since April 2007. Mr. Gallin previously served on the boards of directors of Faith Media Holdings, a book publisher, from June 2006 to December 2006, Best Brands Corp., a distributor and manufacturer of baking products, from December 2006 to March 2010, Everest Connections, a broadband communications company, from June 2006 to February 2008, Medispectra Inc., a medical device company, from February 2007 to June 2007, and Legendary Pictures, a motion picture production company, from June 2009 to September

2010, each a private company. Prior to joining PineBridge, he worked for Kluge & Co., an affiliate of Metromedia Company that is responsible for executing and managing venture-stage, growth equity and buyout transactions. Mr. Gallin received B.A. and M.A. degrees in 1995 from the University of Pennsylvania and an M.B.A. degree in 2002 from Columbia Business School. He was awarded a Fulbright Scholarship in 1995. As a professor and a professional with more than 14 years of experience in the private equity sector and with experience serving on numerous boards, Mr. Gallin brings to our board of directors a strong financial and business acumen.

        Donna R. Ecton, age 64, has served as a member of our board of directors since May 2011. Ms. Ecton is chairman and chief executive officer of the management consulting firm EEI Inc, which she founded in 1998. Ms. Ecton has been a member of the board of directors of CVR GP, LLC, the general partner of CVR Partners, LP, a nitrogen fertilizer business, since March 2008. Ms. Ecton served as a board member of H&R Block, Inc. from 1993 to 2007, a board member of PETsMART, Inc. from 1994 to 1998, PETsMART's chief operating officer from 1996 to 1998, and as chairman, president and chief executive officer of Business Mail Express, Inc., a privately held expedited print/mail business, from 1995 to 1996. Ms. Ecton was president and chief executive officer of Van Houten North America Inc. from 1991 to 1994 and Andes Candies Inc from 1991 to 1994. She has also held senior management positions at Nutri/System, Inc. and Campbell Soup Company. Ms. Ecton is a member of the Council on Foreign Relations in New York City. She was also elected to and served on Harvard University's Board of Overseers. Ms. Ecton received a B.A. in economics from Wellesley College and an M.B.A. from the Harvard Graduate School of Business Administration. Ms. Ecton brings to our board of directors over 30 years of business experience, including her experience in the retail sector and prior service as a director of a public company.

CORPORATE GOVERNANCE

Board Composition

        Our amended and restated bylaws provide that our board of directors consists of such number of directors as determined from time to time by resolution adopted by a majority of the total number of directors then in office. Our board of directors currently consists of eight members. Our board of directors is divided into three classes, with each director serving a three-year term and one class being elected at each year's annual meeting of stockholders.

        Upon expiration of the term of a class of directors, directors for that class will be elected for a new three-year term at the annual meeting of stockholders in the year in which the term expires. Each director's term is subject to the election and qualification of his successor, or his earlier death, resignation or removal. Any vacancies on our board of directors may be filled only by the affirmative vote of a majority of the directors then in office. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of our board of directors makes it more difficult for a third party to acquire control of our Company.

Board Leadership Structure

        Mr. Doolan, a non-employee, independent director, serves as Chairman of our board of directors. We support separating the position of Chief Executive Officer and Chairman to allow our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman to lead our board of directors in its fundamental role of providing advice to, and independent oversight of, management. Our board of directors recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position as well as the commitment required to serve as our Chairman. Our board of directors also believes that this structure ensures a greater role for the independent directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our board of directors.

        While our amended and restated bylaws and corporate governance guidelines do not require that our Chairman and Chief Executive Officer positions be separate, our board of directors believes that having separate positions and having an independent outside director serve as Chairman is the appropriate leadership structure for us at this time.

Board Role in Risk Oversight

        Risk is inherent with every business and we face a number of risks. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its audit committee, is responsible for overseeing our management and operations, including overseeing its risk assessment and risk management functions. Our board of directors has delegated responsibility for reviewing our policies with respect to risk assessment and risk management to our audit committee through its charter. Our board of directors has determined that this oversight responsibility can be most efficiently performed by our audit committee as part of its overall responsibility for providing independent, objective oversight with respect to our accounting and financial reporting functions, internal and external audit functions and systems of internal controls over financial reporting and legal, ethical and regulatory compliance. Our audit committee regularly reports to our board of directors with respect to its oversight of these important areas. Our compensation committee is responsible for overseeing the risks associated with our compensation policies and practices. Our nominating and corporate governance committee is responsible for planning and managing the risk associated with succession planning.

Compensation Policies and Practices and Risk Management

        The board considers, in establishing and reviewing our compensation philosophy and programs, whether such programs encourage unnecessary or excessive risk taking. Base salaries are fixed in amount and consequently the board does not see them as encouraging risk taking. Employees are also eligible to receive a portion of their total compensation in the form of annual cash bonus awards. While the annual cash bonus awards focus on achievement of annual goals and could encourage the taking of short-term risks at the expense of long-term results, the Company's annual cash bonus awards represent only a portion of eligible employees' total compensation and are tied to both corporate performance measures and individual performance. The board believes that the annual cash bonus awards appropriately balance risk with the desire to focus eligible employees on specific goals important to the Company's success and do not encourage unnecessary or excessive risk taking.

        The compensation committee also provides named executive officers as well as other key employees long-term equity awards to help further align their interests with the Company's interests and those of our stockholders. The board believes that these awards do not encourage unnecessary or excessive risk taking since the awards are generally provided at the beginning of an employee's tenure or at various intervals to award achievements or provide additional incentive to build long-term value and are subject to vesting schedules to help ensure that executives and senior managers have significant value tied to the Company's long-term corporate success and performance. In addition, as part of its 2011 compensation review, the compensation committee established stock ownership guidelines for our non-employee directors and NEOs.

        The board believes that our compensation philosophy and programs encourage employees to strive to achieve both short- and long-term goals that are important to the Company's success and building stockholder value, without promoting unnecessary or excessive risk taking. The board has concluded that our compensation philosophy and practices are not reasonably likely to have a material adverse effect on the Company.

Code of Conduct and Ethics

        Our code of business conduct and ethics applies to all of our employees, officers and directors, including those officers responsible for financial reporting. Our code of business conduct and ethics is available on our website at www.bodyc.com. Any amendments to the code, or any waivers of its requirements, will be disclosed on our website.

Number of Meetings of the Board of Directors

        The board held 7 meetings during fiscal 2011. Directors are expected to attend board meetings and committee meetings for which they serve, and to spend time needed to meet as frequently as necessary to properly discharge their responsibilities. Other than Mr. Rosenbaum, each director attended at least 75% of the aggregate number of meetings of the board and the board committees on which he or she served during the period. Mr. Rosenbaum attended five of the Board's seven meetings.

Attendance at Annual Meetings of the Stockholders

        The Company has no policy requiring directors and director nominees to attend its annual meeting of stockholders; however, all directors and director nominees are encouraged to attend.

Director Independence

        The rules of the Nasdaq Global Market require that our board be comprised of a majority of "independent directors" and that the audit committee, compensation committee and corporate governance and nominating committee each be comprised solely of "independent directors," as defined under applicable Nasdaq rules.

        Our board of directors has determined that Messrs. Doolan, Haley, Katz and Gallin and Ms. Ecton each qualify as an independent director under the corporate governance rules of the Nasdaq Global Market. In making these determinations, our board of directors affirmatively determined that Mr. Haley does not have any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making this determination our board of directors considered that Mr. Haley sits on the board of directors of General Growth Properties, Inc., a landlord to approximately 34 of our stores.

Communications between Stockholders and the Board

        Stockholders may send communications to the Company's directors as a group or individually, by writing to those individuals or the group: c/o the Corporate Secretary, 6225 Powers Avenue, Jacksonville, Florida 32217. The Corporate Secretary will review all correspondence received and will forward all correspondence that is relevant to the duties and responsibilities of the board or the business of the Company to the intended director(s). Examples of inappropriate communication include business solicitations, advertising and communication that is frivolous in nature, relates to routine business matters (such as product inquiries, complaints or suggestions), or raises grievances that are personal to the person submitting the communication. Upon request, any director may review communication that is not forwarded to the directors pursuant to this policy.

Committees of the Board of Directors

        Our board of directors has established an executive committee, an audit committee, a compensation committee and a corporate governance and nominating committee. The composition and responsibilities of each committee are described below. Members will serve on these committees until their resignation or until otherwise determined by our board of directors.

        Executive Committee.    Our executive committee consists of our Chairman of the Board and each chairman of the audit committee, the compensation committee and the corporate governance and nominating committee. The executive committee is authorized by the resolution establishing the committee to handle ministerial matters requiring board approval. The executive committee may not declare dividends or perform functions reserved under Florida law or the rules of NASDAQ for the full board of directors.

        Audit Committee.    Our audit committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act and consists of Messrs. Haley, Doolan and Gallin. Mr. Haley is the chairman of our audit committee and qualifies as our "audit committee financial expert." Our audit committee has responsibility for, among other things:

  •
  selecting and hiring our independent registered certified public accounting firm and approving the audit and non-audit services to be performed by our independent registered certified public accounting firm;

  •
  evaluating the qualifications, performance and independence of our independent registered certified public accounting firm;

  •
  monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

  •
  reviewing the adequacy and effectiveness of our internal control policies and procedures;

  •
  discussing the scope and results of the audit with the independent registered certified public accounting firm and reviewing with management and the independent registered certified public accounting firm our interim and year-end operating results; and

  •
  preparing the audit committee report required by the SEC to be included in our annual proxy statement.

        Our board of directors has adopted a written charter for our audit committee, which is available on our website at www.bodyc.com. The audit committee held 10 meetings in fiscal 2011.

        Compensation Committee.    Our compensation committee consists of Messrs. Doolan and Gallin and Ms. Ecton. Ms. Ecton is the chairman of our compensation committee. The compensation committee is responsible for, among other things:

  •
  reviewing and approving compensation of our executive officers including annual base salary, annual incentive bonuses, specific goals, equity compensation, employment agreements, severance and change-in-control arrangements and any other benefits, compensation or arrangements;

  •
  reviewing and recommending compensation goals, bonus and stock compensation criteria for our employees;

  •
  recommending the compensation of our directors;

  •
  reviewing and discussing annually with management our "Compensation Discussion and Analysis" disclosure required by SEC rules;

  •
  preparing the compensation committee report required by the SEC to be included in our annual proxy statement; and

  •
  administrating, reviewing and making recommendations with respect to our equity compensation plans.

        Our board of directors has adopted a written charter for our compensation committee, which is available on our website at www.bodyc.com. The compensation committee held 37 meetings in fiscal

2011. The compensation committee spent significant time and attention conducting a comprehensive review of executive compensation levels and structure and was very active in working with management on executive leadership activities, including the hiring of two new NEOs.

        Corporate Governance and Nominating Committee.    Our corporate governance and nominating committee consists of Messrs. Gallin and Haley and Ms. Ecton. Mr. Gallin is the chairman of our corporate governance and nominating committee. The corporate governance and nominating committee is responsible for, among other things:

  •
  assisting our board of directors in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to our board of directors;

  •
  reviewing developments in corporate governance practices and developing and recommending governance principles applicable to our board of directors;

  •
  reviewing succession planning for our executive officers;

  •
  overseeing the evaluation of our board of directors and management; and

  •
  recommending members for each board committee of our board of directors.

        Our board of directors has adopted a written charter for our corporate governance and nominating committee, which is available on our website at www.bodyc.com. The corporate governance and nominating committee held 5 meetings in fiscal 2011.

        The board seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the board, to the Company and its stockholders. Desired qualities to be considered include: high-level leadership experience in business or administrative activities and significant accomplishment; breadth of knowledge about issues affecting the Company; proven ability and willingness to contribute special competencies to board activities; personal integrity; loyalty to the Company and concern for its success and welfare; willingness to apply sound and independent business judgment; availability for meetings and consultation on Company matters; willingness to assume broad fiduciary responsibility; and willingness to become a Company stockholder.

        The corporate governance and nominating committee considers all nominees for election as directors of the Company, including all nominees recommended by stockholders, in accordance with the mandate contained in its charter. To date, the Company has not retained a consultant to assist in identifying or evaluating potential nominees. In evaluating candidates, the committee reviews all candidates in the same manner, regardless of the source of the recommendation. The policy of the corporate governance and nominating committee is to consider individuals recommended by stockholders for nomination as a director in accordance with the procedures described below.

  Procedure for Stockholder Recommendations to the Corporate Governance and Nominating Committee for Potential Director Nominees

        The corporate governance and nominating committee will consider written recommendations from stockholders for potential nominees for director. The names of suggested nominees, together with the information set forth below, should be submitted for consideration to our Corporate Secretary, at our address set forth on page 1 of this proxy statement, no later than December 5, 2012. The mailing envelope should contain a clear notation indicating that the enclosed letter is a "Stockholder Recommendation for Director."

        In order to be a valid submission for recommendation to the corporate governance and nominating committee for a potential nominee, the form of recommendation must set forth:

  •
  Biographical information about the candidate and a statement about his or her qualifications;

  •
  Any other information required to be disclosed about the candidate under the Securities and Exchange Commission's proxy rules (including the candidate's written consent to being named in the proxy statement and to serve as a director, if nominated and elected); and

  •
  The names and addressed of the stockholder(s) recommending the candidate for consideration and the number of shares of our common stock beneficially owned by each.

  Procedure for Stockholder Nominations for Director

        A stockholder wishing to nominate their own candidate for election to our board at our 2013 annual meeting must deliver timely notice of such stockholder's intent to make such nomination in writing to the Corporate Secretary at our principal executive offices. To be timely, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not less than 60 nor more than 90 days prior to the date of the annual meeting. In the event that less than 70 days notice or public disclosure of the annual meeting is given to stockholders, notice must be received not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting was made. In accordance with our amended and restated bylaws, stockholder nominations which do not comply with the submission deadline are not required to be recognized by the presiding officer at the annual meeting. Timely nominations will be brought before the meeting but will not be part of the slate nominated by our board of directors and will not be included in our proxy materials.

        To be in proper form, a stockholder's notice must set forth:

  (i)
  as to each person whom the stockholder proposes to nominate for election as a director at such meeting

  (A)
  the name, age, business address and residence of the person,

  (B)
  the principal occupation or employment of the person,

  (C)
  the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and

  (D)
  any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"): and

  (ii)
  as to the stockholder giving the notice

  (A)
  the name and record address of such stockholder,

  (B)
  the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder,

  (C)
  a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder,

  (D)
  a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in the notice and

  (E)
  any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act.

Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The mailing envelope should contain a clear notation indicating that the enclosed letter is a "Stockholder Nomination for Director."

Compensation Committee Interlocks and Insider Participation

        During the last fiscal year, Messrs. Doolan and Gallin and Ms. Ecton served on our compensation committee. Messrs. Doolan and Gallin have relationships with us that require disclosure under Item 404 of Regulation S-K under the Exchange Act. See "Certain Relationships and Related Party Transactions" for more information.

        During the past fiscal year, none of our executive officers served as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who served as members of our board of directors or our compensation committee. None of the members of our compensation committee is an officer or employee of our Company, nor have they ever been an officer or employee of our Company.

DIRECTOR COMPENSATION

        Our executives who are members of our board of directors do not receive compensation from us for their service on our board of directors. Only those directors who are non-executives are eligible to receive compensation from us for their service on our board of directors. Effective October 2, 2011, our non-executive directors are paid:

  •
  a base annual retainer of $50,000 in cash;

  •
  an additional $1,000 in cash to the members of the audit, compensation and nominating and corporate governance committees for each meeting attended; however, in 2011, the compensation committee unanimously voted that for all compensation committee meetings held in 2011 that were under 40 minutes in length, that the fee paid for each of those meetings would be $500 per meeting;

  •
  an additional annual retainer of $15,000 in cash to the chair of the audit committee, an additional annual retainer of $10,000 in cash to the chair of the compensation committee and an additional retainer of $7,500 to the chair of the corporate governance and nominating committee; and

  •
  an additional annual retainer of $25,000 in cash and an additional $25,000 in equity compensation to the chairman of our board of directors.

        We also provide certain non-executive directors with equity compensation for service on our board of directors and committees and we reimburse directors for reasonable expenses incurred to attend meetings of our board of directors or committees.

Director Compensation For 2011

        The following table sets forth information regarding the compensation of our non-executive directors for their service on our board of directors for fiscal year 2011.

Name	Fees Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Total ($)
Martin P. Doolan(2)	$123,583	$55,000	—	$178,583
Donna R. Ecton(3)	$68,000	$40,000	—	$108,000
Scott M. Gallin(4)	$82,375	—	—	$82,375
John K. Haley	$80,000	$40,000	—	$120,000
Jerrold S. Rosenbaum(5)	$56,250	—	—	$56,250
Carl A. von Schroeter(6)	$17,000	—	—	$17,000
John H. Turner(6)	$6,250	—	—	$6,250

(1)
The amounts in this column include the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, except that in accordance with SEC rules, the amounts do not reflect an estimate for forfeitures related to service-based vesting conditions.

(2)
Fees are paid to the Doolan Family First Limited Partnership, of which Mr. Doolan is managing general partner, in lieu of payment to Mr. Doolan directly.

(3)
Fees are paid directly to EEI, Inc., of which Ms. Ecton is the sole shareholder.

(4)
Fees are paid directly to PineBridge Investments, LLC.

(5)
Mr. Rosenbaum received $25,000 for consulting services.

(6)
Former director. Fees were paid directly to WestView Capital Partners, L.P.

EXECUTIVE OFFICERS

        Certain information regarding our executive officers is provided below:

Name	Age	Position
B. Allen Weinstein	65	President, Chief Executive Officer and Director
Beth R. Angelo	45	Chief Merchandising Officer, Executive Vice President, President of Direct Sales and Director
Thomas W. Stoltz	51	Executive Vice President, Chief Financial Officer and Treasurer
Matthew R. Swartwood	54	Senior Vice President, Stores

        For information with respect to B. Allen Weinstein and Beth R. Angelo, please see the information about the members of our board of directors on the preceding pages.

        Thomas W. Stoltz has served as the Company's Executive Vice President, Chief Financial Officer and Treasurer since September 26, 2011. Mr. Stoltz previously served as Chief Financial Officer of Fanatics, LLC from 2008 until September 2011. His previous employment includes serving as Chief Financial Officer of Cato Corporation from 2006 to 2008, Citi Trends, Inc. from 2000 to 2006, and Factory Card Outlet from 1996 to 1998. He has also held senior financial positions with Dollar General Corporation, Food Lion, Inc. and Sharon Luggage and Gifts. Mr. Stoltz has been a licensed CPA in North Carolina since 1985 and graduated from the University of North Carolina at Chapel Hill.

        Matthew R. Swartwood has served as the Company's Senior Vice President, Stores since June 2011. Mr. Swartwood has over 25 years of management experience in the specialty retail apparel industry. From 2006 until 2011, Mr. Swartwood served as Vice President, Retail Store Operations for Vans Retail

Stores. Mr. Swartwood also worked in various store operations with American Eagle Outfitters, Inc. for 22 years rising to the position of Zone Vice President, Stores West. Mr. Swartwood holds a B.S. degree in Business from North Dakota State University.

COMPENSATION DISCUSSION AND ANALYSIS

        The purpose of this compensation discussion and analysis section is to provide information about the material elements of compensation for our Chief Executive Officer and our other executive officers included in the summary compensation table below (the "Named Executive Officers" or "NEOs").

Executive Summary

        Body Central is committed to a strong pay for performance compensation structure that provides competitive pay for the achievement of fiscal and operational objectives and stock price performance. Since the Company's initial public offering in 2010, the Company has worked to create a compensation structure that is based upon a pay for performance philosophy and that is also consistent with good corporate governance. Examples of these efforts are:

  •
  Executive compensation and benefits programs are administered by a compensation committee comprised solely of independent directors.

  •
  The compensation committee retains an independent outside compensation consulting firm that reports directly to the compensation committee and performs no other work for the Company.

  •
  The Company gives stockholders the right to vote on "Say on Pay" annually.

  •
  The Company has submitted both the annual and long-term incentive plans to stockholders for approval.

  •
  The Company's incentive plans prohibit option re-pricing.

  •
  The compensation committee has established share ownership guidelines for the NEOs and non-employee directors.

  •
  Benefits and perquisites are minimal, and are not subject to a tax gross-up.

  •
  There is no change-in-control "premium" for severance payments and no tax gross-ups.

        During 2011, the compensation committee reviewed the compensation structure to ensure that executive pay programs met the objectives of encouraging and rewarding strong financial and operating performance. The short-term incentive plan is tied to the Company's financial results, as measured by Company earnings before interest, taxes, depreciation and amortization ("EBITDA"). The compensation committee believes that EBITDA is an effective way to measure the Company's financial and operating performance. Long-term incentives are delivered in a combination of stock options and restricted stock—stock options represent two-thirds of the total long-term grant value; restricted stock represents one-third of the total long-term grant value. Delivering long-term incentives in the form of equity closely ties the interests of executives and stockholders.

        The table below summarizes the allocation of the 2011 compensation opportunity for our named executive officers based upon the primary elements of compensation (base salary, annual cash incentive, stock options and restricted stock).

 Relative Size of Three Key Elements of Compensation Opportunity*

Element	CEO	Average of Named Executive Officers Other than CEO
Base salary	33%	43%
Annual cash incentives	33%	26%
Stock Options	22%	21%
Restricted Stock	11%	10%

*
Opportunity at target for all persons

        In fiscal 2011, the Company had excellent financial and operational results, including:

  •
  Net revenue of $296.5 million.

  •
  EBITDA of $36.8 million.

  •
  Total shareholder return of 75% (as defined as the change in stock price from 12/31/10 to 12/30/11).

        Actual compensation paid to our NEOs for 2011 reflects the results of the compensation committee's review and the Company's strong performance.

  •
  Salaries for the CEO and the CMO were increased based on market comparisons;

  •
  Actual bonus payouts were 124% of target—reflecting the strong annual financial performance; and

  •
  Long-term incentive grants were made based on target market comparisons and internal parity considerations—the actual future value of these awards will be determined by the Company's actual stock price performance over the four-year vesting period.

Compensation Philosophy and Objectives

        Our compensation committee reviews and approves the compensation of our NEOs and oversees and administers our executive compensation approach and initiatives. We believe that our executive compensation approach motivates our NEOs by balancing fixed versus variable payments and cash payments versus equity awards. Our executive compensation approach is based upon a philosophy that is designed to:

  •
  Attract and retain talented executives experienced in our industry;

  •
  Reward executives whose knowledge, skills and performance are critical to our success;

  •
  Align the interests of our executive officers and stockholders by motivating executive officers to increase stockholder value and rewarding executive officers when stockholder value increases;

  •
  Balance a leveraged payout opportunity tied to performance with safeguards designed to mitigate risk; and

  •
  Recognize the individual contributions each executive officer makes to our success.

Oversight of Compensation

        In determining the amount and form of compensation, the compensation committee considers a number of factors in any given year. The compensation committee considered the results from the stockholder advisory vote on executive compensation for fiscal year 2010 as support for the compensation policies and practices in place for 2010. At the 2011 annual meeting of stockholders, more than 99% of the votes cast on the stockholder advisory vote on executive compensation were in favor of our executive compensation. Our board of directors and our compensation committee value the opinions of our stockholders and are committed to ongoing engagement with our stockholders on executive compensation practices. Our board of directors has determined that our stockholders should vote on a say-on-pay proposal each year in accordance with the preference expressed by stockholders on the "say-when-on-pay" proposal at our 2011 annual meeting of stockholders.

        The compensation committee meets outside the presence of all of our named executive officers to consider appropriate compensation for our Chief Executive Officer. With respect to our other named executive officers, the compensation committee considers the Chief Executive Officer's input as to performance evaluations and recommended compensation arrangements. In making its decisions, the compensation committee reviews competitive market information provided by its independent advisor, Pearl Meyer & Partners, LLC ("PM&P"). The compensation committee considers this market information, input from the CEO, and its own assessment of individual and Company performance in determining annual compensation levels for the NEOs.

        The compensation committee reviewed market information provided by PM&P that focused on a group of seventeen companies similar to the Company in terms of size and market focus that consisted of:

bebe stores Inc	Destination Maternity Corp
Buckle Inc. (The)	Hot Topic Inc
Cache Inc	Kenneth Cole Productions Inc.
Casual Male Retail Group Inc	Pacific Sunwear of California Inc
Cato Corp (The)	rue21 Inc
Christopher & Banks Corp.	Shoe Carnival Inc
Citi Trends Inc	Wet Seal Inc (The)
Coldwater Creek Inc	Zumiez Inc
dELiAs Inc

        This peer group data was supplemented with published compensation survey data for general industry companies of similar revenue size. The compensation committee considered this market information, in combination with its assessment of individual and company performance, in making its determinations for 2011 compensation for NEOs.

        The compensation committee also reviews the Company's compensation and benefits programs from a risk perspective. The compensation committee has worked with management and its outside advisors to ensure that compensation programs have an appropriate balance of performance-oriented variability and safeguards that ensure programs do not encourage undue risk taking. For example:

  •
  Payouts under the annual incentive plan are limited to 200% of target compensation;

  •
  Financial performance criteria used to determine annual incentive payouts are reviewed and verified by the compensation committee after completion of the Company's annual financial audit;

  •
  Equity grants vest over a four-year period; and

  •
  Executives are subject to share ownership guidelines.

Elements of Compensation

        Our current executive compensation approach, which was set by our compensation committee with input from our Chief Executive Officer, consists of the following components:

  •
  Base salary;

  •
  Annual cash incentive awards linked to corporate and individual performance;

  •
  Annual grants of stock options and restricted stock; and

  •
  Other executive benefits and perquisites.

        Executive compensation includes both fixed compensation (base salary, benefits and executive perquisites) and variable compensation (annual bonus and equity grants). Each component is linked to one or more of the compensation philosophy objectives listed above. The fixed compensation is designed to induce talented executives to join or remain with our Company. Variable cash incentive awards are tied specifically to the achievement of the Company's annual financial objectives and individual performance. Target bonus amounts generally relate to the scope of responsibility for each named executive officer. Our bonus awards are designed to align each executive's annual goals for his or her respective area of responsibility with the financial goals of the entire business. The other element to variable compensation is stock option and restricted stock awards. As part of the compensation committee's review of executive compensation, the compensation committee established target annual equity grant ranges for executives. Two-thirds of the equity grant value is awarded in the form of stock options, to link the realizable compensation of executives to stockholder value creation. The remaining one-third is delivered in restricted stock, to further promote retention of executives and link to stockholders through long term equity ownership.

Base Salary

        The base salary established for each of our NEOs is intended to reflect each individual's professional responsibilities, the skills and experience required for the job, their individual performance, business performance and a competitive salary based on market comparables. Our compensation committee, with input from the CEO, annually reviews base salaries and makes adjustments based on market information and its assessment of Company performance and individual contributions. In fiscal year 2011, our NEOs received the following base salary adjustments. Mr. Weinstein received a salary increase from $430,000 to $600,000 to align his base salary with that of similarly situated chief executive officers. Ms. Angelo's salary was increased from $380,000 to $450,000. Mr. Swartwood joined Body Central as SVP, Stores in June 2011, at an annual base salary rate of $240,000. Mr. Stoltz joined Body Central as CFO in September 2011, at an annual base salary rate of $350,000.

Bonus Awards

        Our compensation committee, with input from the CEO, other than for his own bonus, determines annual cash bonus awards to our NEOs. The annual cash bonuses are intended to reward the achievement of corporate objectives linked to the Company's financial results. We believe that our bonus awards help the Company attract and retain qualified and highly skilled executives, and reward and motivate NEOs who have had a positive impact on corporate results.

2011 Executive Bonus Plan

        For fiscal year 2011, the compensation committee established a bonus plan for executive officers and key employees based on EBITDA targets. Each of our NEOs was eligible to receive a bonus award from the bonus pool based on (1) achievement of the EBITDA target, (2) his or her position with the Company and (3) his or her relative contribution to the achievement of the EBITDA target. If achievement of the threshold EBITDA amount was not achieved, no bonus would have been paid. For 2011, EBITDA goals were established as follows:

	Threshold	Target	Maximum	2011 Actual
EBITDA	$30.85 million	$35.94 million	$39.26 million	$36.83 million
Increase vs. 2010 actual	+27%	+48%	+61%	+51%
Bonus Pool	$1.28 million	$1.78 million	$3.56 million	$2.27 million

        In addition to EBITDA performance, the compensation committee also considers individual management objectives for our Chief Executive Officer in determining actual incentive awards. The compensation committee uses the assessment of performance against these objectives in the determination of whether or not to award Mr. Weinstein his full bonus earned for financial performance. Mr. Weinstein's 2011 management objectives included a minimum number of new store openings and leadership development goals. The compensation committee determined that Mr. Weinstein fully satisfied his individual management objectives. As a result, he was awarded a bonus of $742,606 based on the Company's financial results.

Equity-Based Compensation

        Our compensation committee believes that equity-based compensation is an important component of our executive compensation approach and that providing a significant portion of our NEOs' total compensation package in equity-based compensation aligns the incentives of our NEOs with the interests of our stockholders and with our long-term corporate success. Additionally, our compensation committee believes that equity-based compensation awards enable the Company to attract, motivate, retain and adequately compensate executive talent. As part of its 2011 compensation review, the compensation committee established target equity grant levels for executives. Currently, these annual equity grants are delivered in a combination of stock options (two-thirds of the annual grant value) and restricted stock (one-third of the annual grant value). Our compensation committee believes stock options provide our named executive officers with a significant long-term interest in the Company's success by rewarding the creation of stockholder value over time. Restricted stock grants serve as a valuable retention tool, and further align management and stockholders through equity ownership. These stock option and restricted stock grants generally vest over the course of four years with 25% of the shares vesting on the first anniversary of the grant date and the remaining portions vesting in twelve equal quarterly installments.

        As a relatively new publicly traded company, the compensation committee felt that it was premature to grant equity with performance vesting criteria during 2011. However, the compensation committee recognizes the market trends in this area, and may seek to grant performance-based equity in the future. Stockholders are being asked to approve the Amended and Restated 2006 Equity Incentive Plan (the "Equity Incentive Plan" or the "Plan"), which includes provisions that would allow performance vesting equity grants in the future.

Stock Ownership Policy

        The compensation committee believes that, in addition to providing long-term performance pay, annual equity grants are a means to encourage long-term executive stock ownership. As part of its 2011 compensation review, the compensation committee established stock ownership guidelines for our non-employee directors in September 2011 and for our NEOs in March 2012. The guidelines are as follows:

  •
  Non-employee directors: 3x annual cash retainer fee

  •
  CEO: 3x salary

  •
  CMO: 2x salary

  •
  CFO and SVP Stores: 1x salary

        Executives and non-employee directors will have five years from the introduction of these guidelines or their hire/promotion/election date to achieve compliance.

Other Executive Benefits and Perquisites

        To attract and retain qualified and highly skilled executives, we provide the following benefits to the NEOs who are Executive Vice Presidents and above:

  •
  Health insurance, including payment of 100% of the insurance premium;

  •
  Four weeks paid vacation;

  •
  Short-term disability as provided in certain named executive officer's employment agreements; and

  •
  Automobile allowance of $1,000 a month.

        We also provided certain transition benefits to Messrs. Stoltz and Swartwood in connection with their joining the Company. Mr. Swartwood received a sign-on bonus of $30,000 and Mr. Stoltz's 2011 bonus was guaranteed to be at least $150,000. In addition, Mr. Swartwood was reimbursed for moving expenses.

Compensation Recovery Policy

        The compensation committee plans to adopt, based on best practices, a policy regarding retroactive adjustments to any cash or equity based incentive compensation paid to the executive officers and other employees where the payments were predicated upon the achievement of financial results that were subsequently the subject of a financial restatement. The compensation committee will adopt a compensation recovery ("clawback") policy covering the annual and long-term incentive award plans and arrangements once the SEC issues final rules implementing the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Retirement: 401(k) Plan

        We are strongly committed to encouraging all employees to save for retirement. To provide employees with the opportunity to save for retirement on a tax-deferred basis, we sponsor a 401(k) plan pursuant to which we match a percentage of employee contributions for all employees who worked at least 1,000 hours and who were employed by us at the end of the plan year.

Severance and Change-in-Control Benefits

        The employment agreements for our named executive officers provide for compensation in the event of a termination of their employment due to death or disability, without cause, and by the executive for good reason. We believe these severance benefits are essential elements of our executive compensation package by assisting in recruiting and retaining talented executives.

        With respect to a termination due to death or disability, severance payments are equal to any unpaid portion of the executive's base salary, any unpaid bonus from prior years, and any other unpaid amounts and benefits to which the executive is entitled as of the termination of the executive's employment under any of our compensation plans and programs, the aggregate reduced by any insurance or disability benefits paid to the executive under our benefit plans.

        With respect to a termination without cause or for good reason, except for Mr. Swartwood, severance payments are equal to the executive's base salary for 12 months, any earned and unpaid bonus from prior years, and any other unpaid amounts and benefits to which the executive is entitled as of the termination of employment under any of our compensation plans and programs. Mr. Swartwood would receive severance payments equal to six months of base salary after he has been employed by the Company for a year.

        Under the individual stock option agreements entered into with each of our named executive officers, any unvested stock options represented by the agreements will fully vest immediately prior to the closing of a merger, consolidation or sale of all or substantially all of our assets, in which our stockholders, together with any affiliates, do not own or hold, immediately after the merger, consolidation or sale, at least 25% of the total voting power of the outstanding capital stock of the acquiring party. In the event of a termination of employment (other than for death or disability), the option remains exercisable to the extent vested for a period of 90 days from the date of termination. In the event a named executive officer's employment is terminated due to death or disability, the option remains exercisable to the extent vested for a period of 365 days from the date of termination.

        The severance and change-in-control benefits are described in full under the heading "—Employment Agreements and Potential Payments Upon Termination or Change-in-Control."

Section 162(m) Compliance

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") limits deductions for federal income tax purposes to no more than $1.0 million of compensation paid to certain executive officers in a taxable year. Compensation above $1.0 million may be deducted if it is "performance-based compensation" within the meaning of the Code. To the extent possible, the compensation committee intends to preserve the federal income tax deductibility, but may choose to provide compensation that may not be deductible if it believes that such payments are appropriate to ensure that our named executive officers receive total compensation that is competitive with our peer group or reflects superior performance. The Company is submitting for stockholder approval at this annual meeting a new 2012 Annual Incentive Plan. Approval of this plan will provide the compensation committee with the framework to manage our executive compensation for the Company's named executive officers so as to preserve the related federal income tax deductions.

COMPENSATION COMMITTEE REPORT

        The compensation committee of the board of directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee:
Donna R. Ecton, Chairman Martin P. Doolan Scott M. Gallin

EXECUTIVE COMPENSATION

        The following table sets forth certain information regarding compensation for fiscal years 2009, 2010 and 2011 awarded to or earned by our named executive officers.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Non-Equity Incentive Plan Compensation	Bonus ($)	Stock Awards ($)(5)	Option Awards ($)(6)		All Other Compensation ($)(7)	Total ($)
B. Allen Weinstein(1)	2011	474,577	742,606	—	200,011	399,993		35,345	1,852,532
President & CEO	2010	382,692	416,000	—	—	—		29,452	828,144
	2009	134,615	107,500	—	—	496,342		31,073	769,530
Beth R. Angelo	2011	394,962	445,564		166,676	333,321		36,345	1,376,868
Executive VP & CMO	2010	350,000	291,000	—	—	—		32,921	673,921
	2009	319,230	86,436	—	—	248,171		34,908	688,745
Thomas Stoltz(2)	2011	84,808	150,000	—	—	448,906		7,621	691,335
Executive VP & CFO
Matthew Swartwood(3)	2011	113,538	100,000	30,000	—	226,040		23,670	493,248
Senior Vice President, Stores
Richard L. Walters(4)	2011	314,269	—	—	—	211,413	(4)	22,405	548,087
Former Executive VP & CFO	2010	304,200	182,000	20,000	—	—		65,332	571,532
	2009	304,200	50,000	—	—	—		40,072	394,272

(1)
Mr. Weinstein joined us in August 2009.

(2)
Mr. Stoltz joined us in September 2011.

(3)
Mr. Swartwood joined us in June 2011.

(4)
Mr. Walters employment was terminated on September 7, 2011. Pursuant to his employment agreement, Mr. Walters will continue to receive his base salary compensation for one year after his termination date. Subsequent to Mr. Walters termination of employment, option awards granted in fiscal year 2011 were forfeited.

(5)
The amounts included in this column are the aggregate grant date fair value for restricted stock awards in accordance with FASB ASC 718 and exclude the effect of any estimated forfeitures of such awards.

(6)
For stock options granted in 2011 and 2009, the value set forth is the full grant date fair value, in accordance with FASB ASC 718. The weighted-average valuation assumptions used to determine the fair value of the option awards are described below.

	2011	2009
Expected option term	6.25 years	6.25 years
Expected volatility factor	66.1%	71.0%
Risk-free interest rate	1.5%	3.1%
Expected annual dividend yield	0%	0%
(7)
Represents amounts paid on behalf of each of the named executive officers for the following respective categories of compensation: 401(k) matching contributions for eligible employees; term life insurance; car allowance; health premiums and relocation expenses. The amounts paid in 2011 that exceeded $10,000 for Mr. Weinstein and Ms. Angelo included $17,095 in health premiums and $12,000 car allowance. The amounts paid in 2011 that exceeded $10,000 for Mr. Walters included $12,475 in health premiums. Mr. Swartwood received $17,670 for relocation expenses.

 GRANTS OF PLAN BASED AWARDS DURING 2011

								All Other Stock Awards: Number of Shares of Stock (#)	Grant Date Fair Value of Stock and Option Awards ($)
	Grant Date of Equity Incentive Plan Awards	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
B. Allen Weinstein		$432,000	$600,000	$1,200,000	—	—	—
	9/16/11							10,122	$200,011
	9/16/11							33,633	$399,993
Beth R. Angelo		$259,200	$360,000	$720,000	—	—	—
	9/16/11							8,435	$166,676
	9/16/11							28,027	$333,321
Thomas Stoltz(1)		$126,000	$175,000	$350,000	—	—	—
	9/21/11							40,000	$448,906
Matthew Swartwood(2)		$60,840	$84,000	$168,000	—	—	—
	6/29/11							15,000	$226,040
Richard L. Walters(3)		$113,400	$157,500	$315,000	—	—	—
	1/25/11							18,500	$211,413

(1)
Mr. Stoltz joined the Company in September of 2011.

(2)
Mr. Swartwood joined the Company in June of 2011.

(3)
Mr. Walters employment was terminated on September 7, 2011 and his option awards granted in fiscal year 2011 were forfeited.

Outstanding Equity Awards at Fiscal Year End 2011

        The following table sets forth certain information with respect to outstanding equity awards of each of our named executive officers as of fiscal year end 2011:

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Un- exercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
B. Allen Weinstein	9/16/11	—	33,633	$19.76	9/16/21	10,122	$252,645	—	—
	7/07/09	—	171,162	$3.94	7/07/19
Beth R. Angelo	9/16/11	—	28,027	$19.76	9/16/21	8,435	$210,538	—	—
	2/07/08	2,223	2,223	$0.98	2/07/18
	10/12/09	61,153	85,581	$3.94	10/12/19
Thomas Stoltz	9/21/11	—	40,000	$18.67	9/21/21	—	—	—	—
Matthew Swartwood	6/29/11	—	15,000	$23.67	6/29/21	—	—	—	—
Richard L. Walters	—	—	—	—	—	—	—	—	—

(1)
The options have a term of 10 years and generally vest in accordance with the following schedule: 25% of the options vest on the first anniversary of either the grant date or employment date, as applicable, and the remaining options vest in 12 equal quarterly installments.

(2)
Represents restricted stock. Market value calculated based on the closing price of our common stock at $24.96 on December 30, 2011, the last business day of our fiscal year. These shares of restricted stock have a term of 10 years and generally vest in accordance with the following schedule: 25% of the shares of restricted stock vest on the first anniversary of either the grant date or employment date, as applicable, and the remaining shares vest in 12 equal quarterly installments.

Options Exercised and Stock Vested in 2011

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
B. Allen Weinstein	220,066	$3,173,604	—	—
Beth R. Angelo	80,000	$1,456,229	—	—
Thomas Stoltz	—	—	—	—
Matthew Swartwood	—	—	—	—
Richard L. Walters	165,255	$2,616,036	—	—

(1)
The amounts in this column represent the difference between (i) the market value of the shares of common stock acquired on exercise of the options, based on the actual selling price of the common stock on the date of exercise, and (ii) the option exercise price.

Pension Benefits

        We do not sponsor defined benefit plans. Consequently, our named executive officers did not participate in, or have account balances in, qualified or nonqualified defined benefit plans. Our board of directors or compensation committee may elect to adopt qualified or nonqualified defined benefit plans in the future if it determines that doing so is in our best interest.

Nonqualified Deferred Compensation

        We do not maintain nonqualified defined contribution plans or other deferred compensation plans. Consequently, our named executive officers did not participate in, or have account balances in, nonqualified defined contribution plans or other nonqualified deferred compensation plans. Our board of directors or compensation committee may elect to provide our executive officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interest.

Employment Agreements and Potential Payments Upon Termination or Change-in-Control

Employment Agreements

        We have entered into employment agreements with the following named executive officers:

        Allen Weinstein—On July 8, 2009, we entered into an employment agreement with Mr. Weinstein which provides for an annual base salary of $350,000 (which has been increased to $600,000), subject to increase by our board of directors, a discretionary bonus, the grant of stock options and four weeks of paid vacation. In addition, it provides a $1,000 monthly car allowance, use of a cell phone, health care coverage and reimbursement of reasonable travel, entertainment and other business expenses.

        Beth Angelo—On October 14, 2010, we entered into an employment agreement with Ms. Angelo which provides for an annual base salary of $350,000 (which has been increased to $450,000), subject to adjustment by our board of directors, a discretionary bonus, and four weeks of paid vacation. In addition, it provides a $1,000 monthly car allowance, health care coverage and reimbursement of reasonable travel, entertainment and other business expenses.

        Tom Stoltz—On September 7, 2011, we entered into an employment agreement with Mr. Stoltz which provides for an annual base salary of $350,000, subject to adjustment by our board of directors, a discretionary bonus, and four weeks of paid vacation. In addition, it provides a $1,000 monthly car allowance, health care coverage and reimbursement of reasonable travel, entertainment and other business expenses. In connection with his joining the Company, Mr. Stoltz's 2011 bonus was guaranteed to be at least $150,000.

        Matt Swartwood—On June 29, 2011, we entered into an employment agreement with Mr. Swartwood which provides for an annual base salary of $240,000, subject to adjustment by our board of directors, a $30,000 sign-on bonus, a discretionary bonus, temporary living and relocation expenses and three weeks of paid vacation. In addition, it provides a $1,000 monthly car allowance and reimbursement of reasonable travel, entertainment and other business expenses.

Termination of Employment Agreements and Change-in-Control Arrangements

        The information below describes and quantifies certain compensation that would become payable under each named executive officer's employment agreement if, as of December 31, 2011, their employment agreements were in effect and their employment with us had been terminated. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different.

        The employment agreements for our named executive officers, other than Mr. Swartwood, provide for compensation in the event of termination of their employment due to death or disability, without cause, and by the executive for good reason. In general, these employment agreements contain the following termination-related provisions:

  •
  Termination Due to Death or Disability.  Severance payments equal to any unpaid portion of the executive's base salary, any unpaid bonus from prior years, and any other unpaid amounts and benefits to which the executive is entitled as of the termination of the executive's employment under any of our compensation plans and programs, the aggregate reduced by any insurance or disability benefits paid to the executive under our benefit plans.

  •
  Termination Without Cause or for Good Reason.  Severance payments equal to the executive's base salary for the period described below, any unpaid bonus from prior years, and any other unpaid amounts and benefits to which the executive is entitled as of the termination of employment under any of our compensation plans and programs.

  •
  Severance.  Receipt of any severance and benefits upon termination without cause or for good reason is conditioned on the executive signing a release and waiver of claims in a form satisfactory to us.

  •
  Non-Competition.  Our executive officers are also generally prohibited from disclosing confidential information and trade secrets, soliciting any employee, vendor or customer for two years following termination of their employment and working with or for any competing companies during their employment and for one year thereafter.

  •
  "For Cause" Under the employment agreements, "cause" generally means (i) a material failure of the executive in performing his or her duties, (ii) willful misconduct, (iii) an act of moral turpitude, (iv) conviction of, or guilty plea or nolo contendere to, a felony or crime involving fraud, dishonesty or moral turpitude, (v) material breach of his or her employment agreement or a material policy or (vi) any breach of fiduciary duties of loyalty and trust.

  •
  "Good Reason." Under the employment agreements, "good reason" generally means (i) a reduction in the executive's responsibilities without his or her consent, (ii) attempted or actual relocation of the executive's principal workplace beyond a 50 mile radius of our location or (iii) our failure to provide the executive's compensation, benefits and perquisites under his or her employment agreement.

        Allen Weinstein—If Mr. Weinstein terminates his employment for good reason, he must provide us with 90 days' prior written notice. Mr. Weinstein would receive 12 months of his annual base salary if his employment is terminated without cause or for good reason.

        Beth Angelo—If Ms. Angelo terminates her employment for good reason, she must provide us with 60 days' prior written notice. Ms. Angelo would receive 12 months of her annual base salary if her employment is terminated without cause or for good reason.

        Thomas Stoltz—If Mr. Stoltz terminates his employment for good reason, he must provide us with 30 days' prior written notice. Mr. Stoltz would receive 12 months of his annual base salary if his employment is terminated without cause or for good reason.

        Matt Swartwood—After 12 months of his employment, Mr. Swartwood would receive six months of his annual base salary if his employment is terminated without cause.

        Under our Incentive Plan as currently in effect, in the event of a merger, consolidation, sale of all or substantially all of our assets, sale or exchange of all our common stock for cash, securities or other property or our liquidation or dissolution, the compensation committee shall have the discretion to provide for any or all of the following: (a) the assumption of outstanding options or the substituting of equivalent rights by the acquiring or succeeding entity; (b) the termination of all unexercised options immediately prior to the transaction unless exercised within a specified period; (c) the exercise of outstanding options (in whole or in part) prior to or upon the transaction; (d) cash payments to be made to holders equal to the excess, if any, of the acquisition price over the exercise price (net of tax withholdings); (e) the conversion of options into the right to receive liquidation proceeds in connection with our liquidation or dissolution; or (f) any combination of the foregoing. Stockholders are being asked in Proposal No. 3 to approve certain amendments to the Equity Incentive Plan making changes that can impact outstanding awards upon a change of control. For a description of such changes see "Proposal No. 3 Approval of the Amendment and Restatement of the Amended and Restated 2006 Equity Incentive Plan—Change of Control."

        Under the individual stock option agreements entered into with Allen Weinstein and Beth Angelo prior to our initial public offering, any unvested stock options represented by the agreements will fully vest immediately prior to the closing of a merger, consolidation or sale of all or substantially all of our assets, in which our stockholders, together with any affiliates, do not own or hold, immediately after the merger, consolidation or sale, at least 25% of the total voting power of the outstanding capital stock of the acquiring party. In the event of a termination of employment (other than for death or disability), the option remains exercisable to the extent vested for a period of 90 days from the date of termination. In the event a NEO's employment is terminated due to death or disability, the option remains exercisable to the extent vested for a period of 365 days from the date of termination.

        The following table sets forth the amounts of compensation payable by us to our NEOs, including cash severance, benefits and perquisites and long-term incentives. The amounts shown assume that the specified event was effective as of December 31, 2011 under their employment agreements. The actual amounts to be paid can only be determined at the time of the termination of employment or change-in-control, as applicable.

Estimated Additional Compensation Triggered By Termination of Employment if Terminated on the Last Business Day of 2011

	Benefits and Payments	Termination by Company Without Cause		Employee Resignation for Good Reason		Termination Due to Death or Disability		Change-in-Control
B. Allen Weinstein	Base Salary	$600,000		$600,000		—	(1)	—
	Bonus	—	(2)	—	(2)	—	(2)	—
	Stock Options	—	(3)	—	(3)	—	(4)	$3,526,963	(5)
	Stock Awards	—		—		—		$240,499	(6)
Beth R. Angelo	Base Salary	$450,000		$450,000		—	(1)	—
	Bonus	—	(2)	—	(2)	—	(2)	—
	Stock Options	1,262,692	(3)	1,262,692	(3)	1,262,692	(4)	$3,121,656	(5)
	Stock Awards	—		—		—		$200,416	(6)
Thomas Stoltz	Base Salary	$350,000		$350,000		—	(1)	—
	Bonus	—	(2)	—	(2)	—	(2)	—
	Stock Options	—	(3)	—	(3)	—	(4)	$203,600	(5)
Matthew Swartwood	Base Salary	—	(7)	—		—		—
	Bonus	—		—		—		—
	Stock Options	—	(3)	—		—		$1,350	(5)

(1)
In the event of termination due to death or disability, the named executive officers would receive any accrued and unpaid base salary.

(2)
In the event of termination, the named executive officers would receive any accrued and unpaid bonus amounts.

(3)
In the event the named executive officer's employment is terminated, except due to death or disability, only vested options remain exercisable for a period of 90 days from the date of termination.

(4)
In the event the named executive officers are terminated due to death or disability, only vested options remain exercisable for a period of 365 days from the date of termination.

(5)
Represents the difference between the closing price of our common stock on January 3, 2012 ($23.76), the first trading day following December 31, 2011, and the exercise price of the options held by each named executive officer.

(6)
The amounts in this column have been computed based on the closing price of our common stock on January 3, 2012 ($23.76), the first trading day following December 31, 2011.

(7)
Mr. Swartwood is eligible for termination benefits of six month's base pay after 12 months of employment.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related-Party Transactions Policy and Procedure

        Our board of directors has adopted a written policy for the review and approval of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a "related person," has a direct or indirect material interest.

        If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a "related person transaction," the related person must report the proposed related person transaction to the chairman of our corporate governance and nominating committee. Additionally, in the case of 5% stockholders, we will solicit this information via an annual questionnaire. The policy calls for the proposed related person transaction to be reviewed and, if the transaction is deemed appropriate, approved by the corporate governance and nominating committee. Whenever practicable, the reporting, review and approval will occur prior to entering into the transaction. If advance review and approval is not practicable, the corporate governance and nominating committee will review and, in its discretion, may ratify the related person transaction. Any related person transactions that are ongoing in nature will be reviewed annually and the corporate governance and nominating committee may establish guidelines for our management to follow its ongoing dealings with the related person.

        A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the corporate governance and nominating committee after full disclosure of the related person's interest in the transaction. The written policy also provides for the standing pre-approval of certain related person transactions, such as the employment compensation of executive officers, director compensation and certain charitable contributions, among other things.

        We describe below transactions during our last fiscal year to which we were a party or will be a party, in which:

  •
  the amounts involved exceeded or will exceed $120,000; and

  •
  any of our directors, executive officers, holders of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

  Registration Rights Agreement

        On October 1, 2006, we entered into a registration rights agreement with certain parties that included, among others, entities advised by PineBridge Investments (which employs our director, Scott Gallin), The Doolan Family First Limited Partnership (which is affiliated with our director, Martin Doolan), Jerrold Rosenbaum, Beth Angelo and Laurie Bauguss. The agreement provides specified stockholders with certain demand and "piggyback" registration rights and other registration rights, subject to lock-up arrangements.

        Pursuant to our registration rights agreement, specified holders of our common stock issued upon conversion of our Series A preferred stock have the right at any time, but on not more than three occasions, to require us to register any or all of their shares under the Securities Act at our expense. Following a demand, all other holders of registrable securities may request the inclusion of any or all of their shares in the registration statement. Our obligations pursuant to this demand registration right is limited to offerings in which at least 80% of the securities to be registered are anticipated to be sold to the public. Under some circumstances, we may delay filing a registration statement for up to 180 days in a 12-month period. Additionally, all holders of registrable securities are entitled to request the inclusion of any of their shares in any registration statement, with some exceptions, at our expense whenever we propose to register any of our securities under the Securities Act. All demand and piggyback registration rights are subject to limitations that may be imposed by the managing underwriter on the number of shares to be included in the underwritten offering.

        Pursuant to our registration rights agreement, specified holders of our registrable securities are also entitled to additional short-form registration rights. Commencing on the date that we become eligible to register securities on Form S-3, each holder of at least 5% of our registrable securities who is a party to the registration rights agreement may request registration of their shares if the anticipated aggregate offering amount of the shares exceeds $1.0 million. There is no limit to the number of requests for registrations on Form S-3.

        In connection with all registrations pursuant to the registration rights agreement, we have agreed to indemnify all holders of registrable securities against specified liabilities, including liabilities under the Securities Act. All stockholders requesting or joining in a registration may be required to agree to indemnify us against certain liabilities, but in no event will any single stockholder's liabilities exceed the net proceeds to that stockholder from the sale of the registrable securities.

        The registration rights agreement will terminate upon the earlier of our voluntary liquidation or the sale of all or substantially all of our assets or outstanding common stock.

        Pursuant to the terms of the registration rights agreement, the Company engaged in an underwritten offering of 4,959,795 shares in February 2011. Such offering included 4,859,795 shares for the stockholders who are parties to the registration rights agreement.

  Arrangements with Jerrold Rosenbaum

        Lease Agreement.    We lease our executive office, warehouse and distribution center from Powers Avenue Joint Venture, a Florida partnership, of which Jerrold Rosenbaum, one of our directors and a founder, owns approximately 87.3%, Beth Angelo owns 4.7%, Laurie Bauguss owns 4.7% and Curtis Hill, our former President and Chief Executive Officer, owns 3.3%. The lease commenced on October 1, 2006 at an initial rental rate of $408,000 per year. The initial term of the lease expires on October 1, 2016. We have the option to extend the term of the lease for two consecutive periods of two years each. The rental rate (inclusive of taxes) for fiscal year 2011 per month was $38,903. As of December 31, 2011, we have an estimated $3.6 million commitment related to this lease, including the optional extension periods.

        Consulting.    We paid Mr. Rosenbaum $25,000 for consulting services in 2011.

  Arrangements with Britt Bauguss and Laurie Bauguss

        Laurie Bauguss, a consultant, is the daughter of Jerrold Rosenbaum, a director, and the sister of Beth Angelo, our Chief Merchandising Officer, Executive Vice President, President of Direct Sales and director. In fiscal year 2011, she earned $56,534 in consulting fees.

        Britt Bauguss, Director of Construction, is the son-in-law of Jerrold Rosenbaum, a director, and the brother-in-law of Beth Angelo, our Chief Merchandising Officer, Executive Vice President, President of Direct Sales and director. Mr. Bauguss earned approximately $206,058 plus additional benefits of $28,095 for 2011.

PROPOSAL NO. 2
ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

        We are asking stockholders to approve an advisory resolution approving the Company's 2011 executive compensation for fiscal year 2011 as reported in this proxy statement.

        As described in the Compensation Discussion and Analysis section in this proxy statement, we design our executive officer compensation programs to attract, motivate, and retain executives who are capable of achieving our key strategic goals. Our compensation programs are designed to be competitive with comparable employers and to align the interests of management with stockholders by awarding incentives for the achievement of specific key objectives. Pay that reflects performance and alignment of that pay with the interests of long-term stockholders are key principles that underlie our compensation program design. We encourage you to closely review our "Compensation Discussion and Analysis" and "Executive Compensation" sections.

        The compensation committee continues to refine our executive compensation practices and policies consistent with evolving governance practices. We believe that the compensation actually received by our executives reflects our goal to align the interests of management with stockholders. We believe the information contained in our "Compensation Discussion and Analysis" reflects our commitment to pay for performance and to maintain a strong executive compensation governance framework.

        We are asking stockholders to approve the following advisory resolution:

  RESOLVED, that the stockholders of Body Central Corp. (the "Company") approve, on an advisory basis, the 2011 compensation of the Company's named executive officers as disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company's 2012 Annual Meeting of Stockholders.

        This advisory resolution, commonly referred to as a "say-on-pay" resolution, is non-binding on the board of directors. Although non-binding, the board and the compensation committee will review and consider the voting results when making future decisions regarding our executive compensation program.

Our board of directors recommends a vote FOR the approval of the advisory resolution approving executive compensation for fiscal year 2011.

 PROPOSAL NO. 3
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE AMENDED AND
RESTATED 2006 EQUITY INCENTIVE PLAN

General

        We are seeking stockholder approval of the amendment and restatement of our Amended and Restated 2006 Equity Incentive Plan, which we refer to as the Plan, as approved by our board of directors in February 2012. The amendment and restatement of the Plan, if approved by stockholders, will have the following effects, among others:

  •
  Increase the number of shares available under the Plan by 400,000 shares;

  •
  Eliminate the element of the Plan's definition of change of control that currently includes a discretionary determination by the board of directors that a change of control has occurred;

  •
  Modify the treatment of awards upon a change of control of the Company to provide that, if a successor assumes or replaces awards granted under the Plan, 50% of the unvested portion of an award will vest and the remaining portion will not be accelerated upon the change of control unless the participant's employment is also terminated;

  •
  Enhance the Plan's flexibility with respect to award types and add individual limits for each award type; and

  •
  Make future awards under the Plan subject to any "clawback" or recoupment policy that we maintain from time to time.

These and the other material changes reflected in the amendment and restatement of the Plan are described below.

Background

        Our board of directors originally adopted the Plan effective September 29, 2006, and it was subsequently approved by our stockholders. The Plan was amended and restated most recently in 2011, and that amendment and restatement was approved by our stockholders at the annual meeting in 2011. Our board of directors approved another amendment and restatement of the Plan in February 2012, contingent on stockholder approval, to implement the changes highlighted above and described in greater detail below. Our board of directors approved these changes to allow us to continue to grant equity-based awards to our executives to align their interests with the interests of our stockholders and permit the compensation committee more flexibility to structure the compensation of participants in the Plan in a manner that provides strong performance incentives for such participants and aligns their interests with the interests of our stockholders. Our board of directors also approved the changes to remove elements of the Plan that were more appropriate for a privately held company, to implement more stockholder-friendly change of control provisions and to streamline certain administrative provisions of the Plan. The board believes that stockholder approval of the amendment and restatement of the Plan is desirable to accomplish these objectives, and that the Company's ability to attract, retain and motivate top talent would be facilitated by these changes to the Plan.

        If the Plan as amended and restated is approved by stockholders, it will be effective for grants made on and after the date of such approval. If the Plan as amended and restated is not approved by stockholders, the Plan as it existed prior to the amendment and restatement will continue in effect, and we may continue to grant equity awards as permitted by the Plan to the extent shares remain available under the Plan.

New Plan Benefits.

        We cannot currently determine the awards that may be granted under the Plan in the future to the executive officers named in this proxy statement, other officers, directors or other persons. The compensation committee of our board of directors, or the board of directors, will make such determinations from time to time.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table summarizes the number of stock options issued and shares of restricted stock granted, net of forfeitures and sales, the weighted-average exercise price of such stock options and the number of securities remaining to be issued under all outstanding equity compensation plans as of December 31, 2011:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	664,760	$9.72	358,425	*
Equity compensation plans not approved by security holders	—	—	—

Total	664,760	$9.72	358,425

*
219,296 of these shares may be issued as restricted stock awards.

Description of the Plan

        The following is a summary of the material terms of the Plan as amended and restated, indicating material differences from the Plan as currently in effect. The summary does not include all of the provisions of the Plan. For further information about the Plan, please refer to the copy of the Plan as amended and restated that we have filed as Appendix A to this proxy statement.

        The purpose of the Plan is to encourage ownership of our common stock by our employees, consultants and directors and to provide additional incentives for them to promote the success of our business. The Plan currently provides for the grant of incentive stock options and nonstatutory stock options, which we collectively refer to as "options" in connection with the Plan, and restricted stock. The Plan as amended and restated also provides for the grant of awards of stock appreciation rights, performance shares, performance units, restricted stock units, shares and other types of awards, which, together with the options, we refer to as "awards" in connection with the Plan. Non-employee directors and officers and other employees of us and our affiliates, as well as others performing consulting services for us, are eligible for grants under the Plan.

Administration

        The compensation committee of the board of directors administers the Plan, although the board itself also may exercise any of the powers and responsibilities under the Plan. In addition, to the extent applicable law permits, the board may delegate to another committee of the board, or our compensation committee may delegate to one or more officers, any or all of the authority and responsibility of the compensation committee.

Available Shares

        Prior to its amendment and restatement, the Plan authorizes up to 1,646,209 shares of our common stock for issuance pursuant to awards granted under the Plan. These shares may be either authorized and unissued shares of our common stock or shares of common stock held in our treasury, and any or all of which may be issued pursuant to incentive stock options. Up to 250,000 of these authorized shares may be issued pursuant to restricted stock awards. In general, if awards under the Plan are for any reason cancelled, or expire or terminate, without having been exercised or earned, as applicable, in full, the number of shares covered by such awards that were not purchased will again be available for the grant of awards under the Plan.

        Under the Plan as amended and restated, an aggregate of 400,000 shares of our common stock, plus the number of shares issuable under awards outstanding under the Plan as of the date of stockholder approval of the amendment and restatement of the Plan, plus the number of shares available for issuance under the Plan that have not been made subject to an outstanding award as of the date of stockholder approval of the amendment and restatement of the Plan would be reserved for issuance under the Plan. Based on the number of shares under awards outstanding and the number of shares available and not subject to outstanding awards as of March 27, 2012, the Plan as amended and restated would authorize an aggregate total of up to 1,369,788 shares for issuance pursuant to awards granted under the plan. In general, if (i) an award lapses, expires, terminates or is cancelled without the issuance of shares (ii) the compensation committee determines during or at the conclusion of the term of an award that all or some portion of the shares with respect to which the award was granted will not be issued on the basis that the conditions for such issuance will not be satisfied, (iii) shares are forfeited under an award or (iv) shares are issued under any award and we subsequently reacquire them pursuant to rights reserved upon the issuance of the shares, then such shares shall be recredited to the Plan's reserve (in the same number as they depleted the reserve) and may again be used for new awards under the Plan, except that shares recredited pursuant to clause (iv) may not be issued pursuant to incentive stock options, and in no event will the following shares be recredited to the Plan's reserve: shares tendered or withheld in payment of the exercise price of an outstanding option; shares tendered or withheld to satisfy federal, state or local tax withholding obligations and shares purchased by us using proceeds from option exercises.

Eligibility for Participation

        Non-employee members of our board of directors, as well as employees of, and consultants to, us or any of our subsidiaries and affiliates are eligible to receive awards under the Plan. The selection of participants is within the sole discretion of the compensation committee. We currently have six non-employee directors and approximately 30 employees who participate in the Plan.

Types of Awards

        The Plan currently provides for the grant of incentive stock options and nonstatutory stock options, both of which are described further below. The Plan also currently permits the grant of restricted stock.

        Under the Plan as amended and restated, awards under the Plan may consist of stock options, stock appreciation rights, performance shares, performance units, restricted stock, restricted stock units, shares of our common stock or other types of awards. The compensation committee may grant any type of award to any participant it selects, but only our and our subsidiaries' employees may receive grants of incentive stock options.

Specific Award Types Prior to the Amendment and Restatement

  Stock Options

        In order to qualify options granted under the Plan as "performance-based compensation" under Section 162(m), we are required to establish limits on the number of shares that may be issued to any one participant. Accordingly, the Plan currently limits the number of shares of our common stock that may be covered by options granted to any one person in any calendar year to 411,552 shares.

  Incentive Stock Options

        Incentive stock options are options that meet the requirements of Section 422 of the Code, as amended. The compensation committee will determine the exercise price for an incentive stock option, which may not be less than 100% of the fair market value of the stock underlying the option determined on the date of grant. In addition, incentive options granted to an employee who owns, or is deemed to own, more than 10% of the combined voting power of our stock, must have an exercise price of not less than 110% of the fair market value of the stock underlying the option determined on the date of grant.

  Nonstatutory Stock Options

        Nonstatutory stock options are options that do not qualify as incentive stock options. The compensation committee will determine the exercise price for a nonstatutory stock option, which may not be less than the fair market value of the stock underlying the option determined on the date of grant.

  Restricted Stock

        The Plan currently provides for the grant of up to 250,000 shares pursuant to restricted stock awards. The maximum number of shares that may be granted as restricted stock awards under the Plan to any one person in any calendar year is 30,000. Restricted stock awards are shares of common stock that are initially subject to forfeiture and restrictions on transferability upon grant, but that will become vested (and transferable) if the recipient satisfies the vesting conditions specified by the compensation committee, which vesting conditions may include the achievement of performance goals such as those described below. Shares of restricted stock that are unvested at the time the recipient's employment or service relationship with our company is terminated will be forfeited unless the compensation committee provides otherwise. The committee may provide that some or all of the restricted stock will vest upon a change of control, as defined below. Any dividends or other distributions paid or delivered with respect to restricted stock will be subject to the same terms and conditions (including risk of forfeiture) as the shares of restricted stock to which they relate. Unless the compensation committee provides otherwise, holders of restricted stock will be entitled to vote their shares of restricted stock.

Specific Awards Types Under the Plan as Amended and Restated

  Options and Stock Appreciation Rights

        Under the Plan as amended and restated, the compensation committee will determine the number of shares subject to an option or stock appreciation right, subject to the limits specified elsewhere in the Plan, and, in the case of a stock appreciation right, whether the stock appreciation right will be settled in cash, shares or a combination thereof. The granting of an option or stock appreciation right shall take place at the time specified in the award agreement, except that the grant date of an option or stock appreciation right may not be any day prior to the date that the compensation committee approves the grant.

        The price at which shares may be acquired under each option, and the strike price of each stock appreciation right, may not be less than the fair market value of our shares on the grant date, or not less than 110% of the fair market value on the grant date if the recipient owns 110% or more of the Company.

        If a stock appreciation right is granted in relation to an option, then unless otherwise determined by the compensation committee, the stock appreciation right shall be vested and exercisable and terminate at the same time or times, on the same conditions and to the same extent and in the same proportion, that the related option becomes vested and exercisable or terminates and with respect to all or part of the shares subject to the related option.

        Unless the compensation committee provides otherwise, if an option award holder's employment, consulting, board member relationship or other association with the Company or an affiliate ends for any reason, then any outstanding option held by the option award holder will cease to be exercisable in any respect by 90 days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event. The Plan as amended and restated also specifies the permissible means of exercising options.

  Performance and Stock Awards

        Subject to the terms of the Plan as amended and restated, the compensation committee will determine all terms and conditions of each award of shares, restricted stock, restricted stock units, performance shares or performance units, except that, in general, no condition or vesting provision applicable to an award of shares, restricted stock, restricted stock units, performance shares or performance units that is based on performance criteria may be based on performance over a period of less than one year, and no condition or vesting provision applicable to such an award that is based upon continued service or the passage of time may provide for vesting in less than pro rata installments over three years from the date the award is made, other than with respect to such awards that are issued upon exercise or settlement of options or stock appreciation rights. A "restricted stock unit" is the right to receive cash and/or shares the value of which is equal to the fair market value of one share. "Performance shares" are the right to receive shares to the extent performance goals are achieved. "Performance units" are the right to receive cash and/or shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares, to the extent performance goals are achieved.

  Individual Award Limits Under the Plan as Amended and Restated

        Under the Plan as amended and restated, subject the adjustment provisions of the Plan, no participant may be granted awards that could result in the participant (i) receiving options for, and/or stock appreciation rights with respect to, more than 200,000 shares during any fiscal year; (ii) receiving awards of restricted stock and/or restricted stock units relating to more than 100,000 shares during any fiscal year; (iii) receiving, with respect to any awards of performance shares and/or performance units with performance periods beginning in the same fiscal year the value of which is based on the fair market value of a share, payment of an aggregate of more than 100,000 shares; or (iv) receiving other common stock based awards relating to more than 100,000 shares during any fiscal year.

Performance Goals

        For purposes of the Plan, performance goals mean any goals the compensation committee establishes that relate to one or more of the following with respect to us or any one or more of our affiliates or business units: net income; operating income; income from continuing operations; net sales; cost of sales; revenue; gross income; earnings (including before taxes, and/or interest and/or depreciation and amortization); net earnings per share (including diluted earnings per share); price per share; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; net operating profit; pre-tax profit; ratio of debt to debt plus equity; return on stockholder equity; total stockholder return; return on capital; return on assets; return on equity; return on investment; return on revenues; operating working capital; working capital as a percentage of net sales; cost of capital; average accounts receivable; economic value added; performance value added; customer satisfaction; customer loyalty and/or retention; market share; cost structure reduction; cost savings; operating goals; operating margin; profit margin; sales performance; comparable store sales; and internal revenue growth. In addition, in the case of awards that the compensation committee determines will not be considered performance-based compensation under Section 162(m), the compensation committee may establish other performance goals not listed in the Plan.

        As to each performance goal, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles to the extent applicable, but, unless otherwise determined by the compensation committee and to the extent consistent with Section 162(m), will exclude the effects of the following: (i) charges for reorganizing and restructuring; (ii) discontinued operations; (iii) asset write-downs; (iv) gains or losses on the disposition of an asset; (v) mergers, acquisitions or dispositions; and (vi) extraordinary, unusual and/or non-recurring items of gain or loss, that in all of the foregoing we identify in our audited financial statements, including notes to the financial statements, or the Management's Discussion and Analysis section of our annual report.

Transferability

        Awards granted under the Plan are generally nontransferable (other than by will or the laws of descent and distribution), with certain exceptions specified in the Plan.

Changes to Capital Structure

        In the event of certain types of changes in our capital structure, such as a share split, the number of shares reserved under the Plan and the number of shares and exercise price of all outstanding awards will be appropriately adjusted.

Change of Control

        Under the Plan as currently in effect, in the event of a merger, consolidation, sale of all or substantially all of our assets, sale or exchange of all our common stock for cash, securities or other property or our liquidation or dissolution (a "Transaction"), the compensation committee shall have the discretion to provide for any or all of the following: (a) the assumption of outstanding awards or the substituting of equivalent rights by the acquiring or succeeding entity; (b) the termination of all unexercised options immediately prior to the transaction unless exercised within a specified period; (c) the exercise of outstanding options (in whole or in part) prior to or upon the transaction; (d) cash payments to be made to option holders equal to the excess, if any, of the acquisition price over the exercise price (net of tax withholdings); (e) the forfeiture of unvested shares of restricted stock upon the consummation of the transaction; (f) accelerated vesting of unvested shares of restricted stock prior to or upon the transaction; (g) a cash payment to be made to restricted stock holders equal to the acquisition price (net of tax withholdings); (h) the conversion of awards into the right to receive liquidation proceeds in connection with our liquidation or dissolution (net of tax withholdings); or (i) any combination of the foregoing.

        Under the Plan as currently in effect, individual award agreements may provide for alternative treatment upon a "change of control" of the Company, defined as the occurrence of any of the following after the date of the approval of the Plan by the board: (i) a Transaction, unless securities possessing more than 50% of the total combined voting power of the survivor's or acquiror's outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of our outstanding securities immediately prior to that transaction, or (ii) any person or group directly or indirectly acquires, including but not limited to by means of a merger or consolidation, beneficial ownership of securities possessing more than 50% of the total combined voting power of our outstanding securities unless pursuant to a tender or exchange offer made directly to our stockholders that our board of directors recommends such stockholders accept, other than (a) the Company or an affiliate, (b) our or our affiliate's employee benefit plan, (c) a trustee or other fiduciary holding securities under an employee benefit plan of ours or any of our affiliates, or (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) over a period of 36 consecutive months or less, there is an exogenous change in the composition of a majority of our board of directors; or (v) a majority of our board of directors votes in favor of a decision that a change of control has occurred.

        Under the Plan as amended and restated, a "change of control" would be defined as described in (i)-(v) of the preceding paragraph, except that a change of control would no longer be triggered by a majority of our board of directors voting in favor of a decision that a change of control has occurred, and a "change of control" would also include a sale, transfer or other disposition of all or substantially all of our assets to one or more other persons in a single transaction or series of related transactions (other than to our affiliate), or stockholder approval of a plan of liquidation or dissolution of our company.

        Under the Plan as amended and restated, upon a change of control, unless a more favorable result is provided by a participant's agreement with us or an affiliate:

  •
  If the purchaser, successor or surviving corporation (or parent thereof) (the "Survivor") desires to assume an award, or issue a replacement award of the same type with similar terms and conditions, then the award will be so assumed or replaced and will be subject to the following: (1) one-half of the outstanding award, to the extent not already vested, will vest as of the date immediately prior to the date of the change of control (assuming, for any awards the vesting of which is contingent on the attainment of one or more performance goals, that performance had been met at the target level), and (2) the remaining portion of the award will vest in accordance with the terms of the award, except that if the participant is terminated from service without cause within two years following the change of control, then any portion of the participant's award that is not then vested will vest in full on the date immediately preceding the date of such termination of service (assuming, for any awards the vesting of which is contingent on the attainment of one or more performance goals, that performance had been met at the target level). If applicable, appropriate adjustments in the terms and conditions of the award will also be made.

  •
  To the extent the Survivor does not assume an award or issue a replacement award, then immediately prior to the date of the change of control: (1) each option or stock appreciation right will become immediately vested, and all options and stock appreciation rights will be cancelled on the date of the change of control in exchange for a cash payment equal to the excess of the change of control price of the shares covered by the option or stock appreciation right that is so cancelled over the purchase or grant price of such shares under the award; (2) each award of shares, restricted stock, or restricted stock units, the vesting of which is not contingent on the attainment of any performance goals, will vest in full and shall be cancelled in exchange for a cash payment equal to the change of control price of the shares covered by the award; (3) each award of shares, restricted stock, restricted stock units, performance shares or performance units, the vesting of which is contingent on the attainment of any performance goals, will be cancelled in exchange for a cash payment equal to the product of (a) the value payable to the participant under the award assuming that performance was met at the higher of the target level or at the level that would be achieved as of the end of the performance period if achievement of the goals had continued at the rate in effect as of the date of the change of control, as determined by the compensation committee and (b) a fraction, the numerator of which is the number of days after the first day of the performance period on which the change of control occurs and the denominator of which is the number of days in the relevant performance period; and (4) all other awards that are not vested will vest and, if an amount is payable under such vested award, the amount will be paid in cash based on the value of the award.

Repricing Prohibited

        Under the Plan as currently in effect, except in connection with a change of control involving the Company or changes to our capital structure, the terms of outstanding options may not be amended to reduce their exercise price, nor may outstanding options be cancelled in exchange for cash or for options with exercise prices that are less than the exercise prices of the original options, without stockholder approval.

        Under the Plan as amended and restated, in general neither the compensation committee nor any other person may decrease the exercise or grant price for any outstanding option or stock appreciation right after the grant date, cancel an outstanding option or stock appreciation right in exchange for cash (other than cash equal to the excess of the market value of the shares to which such option or stock appreciation right relates at the time of cancellation over the exercise or grant price for such shares), allow a participant to surrender an outstanding option or stock appreciation right to the Company as consideration for the grant of a new option or stock appreciation right with a lower exercise or grant price, or grant an award in substitution for a cancelled or surrendered option or stock appreciation right.

Awards Subject to Clawback or Recoupment Policy

        Under the Plan as amended and restated, any awards granted pursuant to the Plan on or after the date stockholders approve the amendment and restatement, and any common stock issued or cash paid pursuant to such an award, will be subject to any recoupment or clawback policy that we may adopt from time to time and to any requirement of applicable law, regulation or listing standard that requires us to recoup or clawback compensation paid pursuant to such an award.

International Participants

        The compensation committee may modify the terms of any award granted to a participant who is resident or primarily employed outside of the United States at the time an award is granted in any manner deemed necessary or appropriate to conform the award to laws, regulations and customs of the country in which the participant is then resident or primarily employed.

Amendment and Termination

        Subject to the limitations specified in the Plan, our board of directors may at any time amend any or all of the provisions of the Plan, or terminate it entirely. Except as otherwise provided in the Plan, the rights of a participant under awards outstanding at the time of any amendment or modification may not be impaired without the consent of the participant.

Certain Federal Income Tax Consequences

        The following summarizes certain federal income tax consequences relating to the Plan. The summary is based upon the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

  Stock Options

        The grant of a stock option under the Plan will create no income tax consequences to us or to the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Upon the participant's subsequent disposition of the shares of common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the exercise date).

        In general, a participant will recognize no income or gain as a result of the exercise of an incentive stock option, except that the alternative minimum tax may apply. Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of the common stock acquired pursuant to the exercise of an incentive stock option and we will not be allowed a deduction. If the participant fails to hold the shares of common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of the gain realized on the disposition and the excess of the fair market value of the shares of common stock on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

  Restricted Stock

        Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made under the Plan, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the date the restrictions lapse). Dividends paid in cash with respect to restricted stock that are deferred until the restrictions lapse will constitute ordinary income to the participant at the time the restrictions on the stock lapse in the amount of the dividend and we will generally be entitled to a corresponding deduction for such dividends at the same time and the same amount as the participant recognizes income.

        A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to claim a credit for the tax previously paid. In addition, we would then be required to include as ordinary income the amount of any deduction we originally claimed with respect to such shares.

  Restricted Stock Units

        A participant will not recognize income and we will not be entitled to a deduction at the time an award of a restricted stock unit is made under the Plan. Upon the participant's receipt of shares (or cash) at the end of the restriction period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If the restricted stock units are settled in whole or in part in shares, upon the participant's subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares' tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

  Performance Shares

        The grant of performance shares will create no income tax consequences for us or the participant. Upon the participant's receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. In addition, the participant will recognize ordinary compensation income equal to the dividend equivalents paid on performance shares prior to or at the end of the performance period. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes income. Upon the participant's subsequent disposition of the shares, the participant will recognize a capital gain or loss (long-term or short-term depending on the holding period) to the extent the amount realized from the disposition differs from the shares' tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

  Performance Units

        The grant of a performance unit will create no income tax consequences to us or the participant. Upon the participant's receipt of cash and/or shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If performance units are settled in whole or in part in shares, upon the participant's subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares' tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

        To the extent that a participant recognizes ordinary income and in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, (i) the income meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation under Section 162(m) and (ii) any applicable reporting obligations are satisfied. The Plan as amended and restated is designed to enable stock option awards and (depending on the terms of the award) restricted stock awards to constitute performance-based compensation for purposes of Section 162(m).

  Vote Required

        The approval of the amendment and restatement of our Amended and Restated 2006 Equity Incentive Plan requires the affirmative vote of the majority of the votes present, in person or by proxy, and entitled to vote at the meeting.

Our board recommends a vote FOR the proposal to approve our Amended and Restated 2006 Equity Incentive Plan as amended and restated.

PROPOSAL NO. 4
APPROVAL OF THE BODY CENTRAL CORP. 2012 ANNUAL INCENTIVE PLAN

  Introduction

        The board of directors, upon recommendation by the compensation committee, approved and adopted the Body Central Corp. 2012 Annual Incentive Plan (the "Incentive Plan") on March 6, 2012, to govern the award and payment of cash based incentive compensation to certain Company officers, executives and key employees, and directed that the Incentive Plan be submitted to the stockholders for approval so that payments under the Incentive Plan can qualify as "performance-based compensation" under Section 162(m) of the Code. The Incentive Plan is also designed to enhance the Company's ability to attract and retain qualified executives and to provide financial performance incentives to those executives. The Incentive Plan does not become effective unless the Company's stockholders approve it.

        The Incentive Plan is intended to operate in a manner such that payments under it can satisfy the requirements for "performance-based" compensation within the meaning of Section 162(m) of the Code. The board believes that it is in the best interests of the Company and its stockholders to ensure that the Company has a stockholder-approved plan under which cash bonuses paid to its executive officers can be deductible by the Company for federal income tax purposes. Accordingly, the Company has structured the Incentive Plan to satisfy the requirements of Section 162(m) of the Code for "performance-based" compensation. Generally, Section 162(m) of the Code prevents a company from receiving a federal income tax deduction for compensation paid to a "Named Executive Officer" (i.e., the persons named in the Summary Compensation Table as determined under SEC rules) who was employed by the Company on the last day of its fiscal year if such compensation is in excess of $1 million for the fiscal year, except that compensation that qualifies as "performance-based" as determined under Section 162(m) does not count against the $1 million limitation. One of the requirements of "performance-based" compensation for purposes of Section 162(m) of the Code is that the Company's stockholders have approved the material terms of the performance goals under which compensation may be paid, including (i) the employees eligible to receive compensation, (ii) the description of the business criteria on which the performance goal may be based and (iii) the provisions that enable stockholders to calculate the maximum amount of compensation that can be paid to an employee under the performance goal. Each of these aspects of the Incentive Plan is discussed below, and stockholder approval of the Incentive Plan will be deemed to constitute approval of each of these aspects of the Incentive Plan for purposes of the approval requirements of Section 162(m) of the Code.

        The following summary of the material features of the Incentive Plan is qualified in its entirety by reference to the complete text of the Incentive Plan. The full text of the Incentive Plan is appended hereto as Appendix B.

  Administration

        The Incentive Plan will be administered by the compensation committee of the board of directors, which will consist solely of two or more "outside directors" as such term is defined under Section 162(m) of the Code. The compensation committee has complete authority to make any and all decisions regarding the administration of the Incentive Plan, including interpreting the terms of the Incentive Plan, selecting the participants to whom awards may from time to time be paid, determining the timing, terms and conditions of awards made under the Incentive Plan, and making any other determination and taking any other action that the compensation committee deems necessary or desirable for administration of the Incentive Plan. The compensation committee has discretion to amend or modify, in any manner, the terms of an outstanding award that would adversely affect a participant's rights under the award. The compensation committee may reduce or eliminate an award for any reason or for no reason, including, without limitation, the compensation committee's judgment that the performance goals have become an inappropriate measure of achievement, a change in the employment status, position or duties of the participant, unsatisfactory performance of the participant, or the participant's service for less than the entire performance period.

  Eligibility

        An executive officer or other key management employee of the Company designated by the compensation committee with respect to a performance period shall be a participant in the Incentive Plan and shall continue to be a participant until any award he or she may receive has been paid or forfeited under the terms of the Incentive Plan. No person shall be automatically entitled to participate in the Incentive Plan.

  Business Criteria and Maximum Amount of Compensation Payable under the Plan

        Not later than 90 days after the commencement of each performance period or, in the case of a performance period less than twelve months in duration, the expiration of 25% of a performance period, the compensation committee will establish written, objective performance goals for one or more performance periods and will affirm the applicability of the Incentive Plan's formula for determining the maximum incentive award for each participant for such performance period(s). The Incentive Plan defines "performance period" to mean the period that the compensation committee may establish (not to exceed one fiscal year of the Company). The maximum incentive award payable to any participant in the Incentive Plan with respect to any fiscal year of the Company is $10 million.

        The compensation committee shall use any one or more of the following financial measures to establish objective performance goals under the Incentive Plan: net sales; comparable store sales; cost of goods sold; gross margin; cost of sales; selling, general and administrative expense; gross income; operating income; earnings (including before taxes, and/or interest and/or depreciation and amortization); net income; earnings per share (including diluted earnings per share; before or after extraordinary items); operating margin; EBIT or EBITDA margin; pre-tax profit margin; pre-tax profit; net profit margin; price per share; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; ratio of debt to debt plus equity; return on stockholder equity; return on capital; return on (net or gross) assets; return on equity; return on investment; operating working capital; working capital as a percentage of net sales; cost of capital; average accounts receivable; inventory turnover; average inventory age; economic value added; performance value added; stock price; total stockholder return; customer satisfaction; customer loyalty and/or retention; market share; new store openings; mergers and/or acquisitions; divestitures; store closings; sales per square foot; sales per advertising dollar; cost structure reduction; cost savings; operating goals; employee satisfaction and/or retention. The compensation committee may specify any reasonable definition of the financial measures it uses.

  Committee Certification and Determination of Awards

        After the conclusion of each performance period, the compensation committee will certify, in writing, whether and to what extent the objective performance goals for that performance period have been met by the respective participants and the amount of the award payable (provided that no award may exceed the maximum award opportunity), calculated as described above, for each participant who is subject to Section 162(m) of the Code. The selection of participants to whom amounts under the Plan will actually be paid and the amount of such bonus actually paid to a participant will be as determined by the compensation committee in its sole discretion, and will be based on such factors that the compensation committee determines provided that the actual amount paid to a participant under the Incentive Plan will not exceed the maximum incentive award with respect to such participant. The compensation committee, in its sole and absolute discretion prior to the payment of any award, may reduce or eliminate the award for any reason.

  Payment of Awards

        Following the compensation committee's determination of awards to be paid to participants, such awards will be paid in a cash lump sum less applicable withholding taxes.

  Non-Exclusivity

        Nothing contained in the Incentive Plan prevents the board from adopting other or additional compensation arrangements that provide for bonuses or other forms of compensation for the Company's executive officers, directors or other employees, whether or not stockholders approve the Incentive Plan. Such other arrangements may or may not qualify for deductibility under Section 162(m) of the Code and may be either applicable only for specific executives, directors or employees or may be generally applicable.

  Termination of Employment and/or Change in Control

        Generally, in order to receive payment of an award, a participant must be employed by the Company on the last day of the performance period. The compensation committee may determine, in its sole discretion, that an award will be payable pro-rata for a participant who terminates employment due to death, disability or retirement.

        If a change of control (as defined below) occurs, each outstanding award shall be deemed to have achieved a level of performance equal to the greater of (1) the target level of performance, or (2) the level that would have been achieved as of the end of the performance period had achievement continued at the rate in effect as of the date of the change of control, as determined by the compensation committee. The award amount payable shall then be pro-rated based on the length of time the participant has been employed during the performance period through the date of the change of control. Payment of an award will occur in no event later than 60 days following such change of control and thereafter the award will be deemed cancelled. "Change of Control" has the meaning given in the Company's Amended and Restated 2006 Equity Incentive Plan, as in effect from time to time, or any similar successor plan thereto.

  Duration and Amendment

        The board may amend, suspend or terminate the Incentive Plan as it deems advisable, subject to any requirement for stockholder approval imposed by applicable law, including Section 162(m) of the Code.

  Federal Income Tax Consequences

        The following is a brief description of the material federal income tax consequences associated with payments under the Incentive Plan. State, local and foreign tax consequences may differ, and tax laws may be amended or interpreted differently during the term of the Incentive Plan. Under present federal income tax law, a Incentive Plan participant will be taxed at ordinary income rates on the award in the year in which such cash is received unless the award is subject to further vesting requirements, deferral under a Company plan or a substantial risk of forfeiture. If a participant elects to defer a portion of the bonus (if such alternatives are made available by the compensation committee), the participant may be entitled to defer the recognition of income. Generally, and subject to Section 162(m) of the Code, the Company will receive a federal income tax deduction on the amount of income recognized by the participants. Subject to stockholder approval of the Incentive Plan, the failure of any aspect of the Incentive Plan to satisfy Section 162(m) shall not void any action taken by the compensation committee under the Incentive Plan.

  Incentive Plan Benefits

        If the Incentive Plan is not approved by the stockholders, it is currently contemplated that any other compensation paid to the Company's executive officers that is in excess of $1 million for the current fiscal year and for any subsequent years would not be deductible under Section 162(m) of the Code to the extent that it exceeds the $1 million limit, unless such compensation is deferred pursuant to the Company's compensation programs or paid under another stockholder-approved plan of the Company and otherwise satisfies the conditions for "performance-based compensation" under other exemptions from Section 162(m).

        Because the amounts to be received under the Incentive Plan can only be determined based on the future performance, it is not possible to determine the benefits that would be received by the participants under the Incentive Plan. However, in fiscal 2011, we had in place a similar incentive compensation plan in which our named executive officers participated. See the section in the Compensation Discussion & Analysis titled "Bonus Awards" for a discussion of our fiscal 2011 bonus plan and the compensation tables that follow for the dollar amount of payments for the performance under the 2011 bonus plan.

  Vote Required

        The approval of the Company's 2012 Annual Incentive Plan requires the affirmative vote of the majority of the votes present, in person or by proxy, and entitled to vote at the meeting.

Our board of directors recommends a vote FOR the approval of the Company's
2012 Annual Incentive Plan.

AUDIT COMMITTEE REPORT

        The audit committee of the board of directors has reviewed and discussed the audited financial statements with management, which has represented that the financial statements were prepared in accordance with accounting principles generally accepted in the United States. The audit committee discussed with management the quality and acceptability of the accounting principles employed, including all critical accounting policies used in the preparation of the financial statements and related notes, the reasonableness of judgments made, and the clarity of the disclosures included in the statements.

        The audit committee also reviewed our consolidated financial statements for fiscal 2011 with PricewaterhouseCoopers LLP, our independent auditors for fiscal 2011, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The audit committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

        The audit committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP mandated by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the audit committee concerning independence and has discussed with PricewaterhouseCoopers LLP its independence and has considered whether the provision of non-audit services provided by PricewaterhouseCoopers LLP is compatible with maintaining PricewaterhouseCoopers LLP's independence.

        Based on the reviews and discussions referred to above, the audit committee recommended to the board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission. The audit committee has selected PricewaterhouseCoopers LLP as our independent auditor for 2012.

        This report is submitted by the members of the audit committee:

John K. Haley, Chairman
Martin P. Doolan
Scott M. Gallin

 PROPOSAL NO. 5
RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP

        The audit committee has appointed PricewaterhouseCoopers LLP as our independent registered certified public accounting firm for the fiscal year 2012, and has further directed that the board submit the selection of PricewaterhouseCoopers LLP for ratification by the stockholders at the annual meeting. During fiscal year 2011, PricewaterhouseCoopers LLP served as our independent registered certified public accounting firm. As described below, the stockholder vote is not binding on the audit committee. If the appointment of PricewaterhouseCoopers LLP is not ratified, the audit committee will evaluate the basis for the stockholders' vote when determining whether to continue the firm's engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of PricewaterhouseCoopers LLP is ratified, the audit committee may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our stockholders.

        The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP for fiscal 2010 and 2011.

	Fiscal Year
Fee Category	January 1, 2011	December 31, 2011
Audit Fees	$758,000	$716,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$758,000	$716,000

        Audit Fees:    Consists of fees billed or estimated to be billed for professional services rendered for the audit of our consolidated financial statements and internal control over financial reporting, the review of the interim consolidated financial statements included in quarterly reports and services that are typically provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.

        Pursuant to the audit committee charter, the audit committee must approve all audit engagement fees and other significant compensation to be paid to the independent auditor and the terms of such engagement. The policy also authorizes the audit committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

        Representatives of PricewaterhouseCoopers LLP are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

  Vote Required

        The approval of the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered certified public accounting firm for fiscal 2012 requires the affirmative vote of the majority of the votes present, in person or by proxy, and entitled to vote at the meeting.

Our board recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered certified public accounting firm for fiscal year 2012.

 STOCKHOLDER PROPOSALS FOR THE 2013 MEETING

        Stockholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in May 2013 must be received by us no later than December 5, 2012. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC. Under our amended and restated bylaws, notice to us of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices not less than 60 nor more than 90 days prior to the date of the annual meeting and will not be placed on the agenda for the meeting. However, in the event that less than 70 days notice or public disclosure of the annual meeting is given to stockholders, notice must be received not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting was made.

OTHER MATTERS

        The board knows of no matter to be brought before the annual meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the annual meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by the board to vote the shares represented by them in accordance with their best judgment.

APPENDIX A

BODY CENTRAL CORP.

AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN

1.     Purpose

        This Plan is intended to encourage ownership of Common Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company's business. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code to the extent that Incentive Options are granted hereunder, but not all Options granted hereunder are required to be Incentive Options. The Plan also permits the grant of other Awards as described herein.

2.     Definitions

        As used in the Plan the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:

        2.1   "Accelerate", "Accelerated", and "Acceleration", when used with respect to an Option or Stock Appreciation Right, means that as of the time of reference such Option or Stock Appreciation Right will become exercisable with respect to some or all of the Shares for which it was not then otherwise exercisable by its terms.

        2.2   "Affiliate" means any corporation, partnership, limited liability company, business trust, or other person or entity controlling, controlled by or under common control with the Company.

        2.3   "Amendment Approval Date" means the date on which the Company's stockholders approve this Plan as amended and restated.

        2.4   "Award" means any grant pursuant to the Plan of an Option, Stock Appreciation Right, Performance Share, Performance Unit, Restricted Stock, Restricted Stock Unit, Share or any other type of award permitted under the Plan.

        2.5   "Award Agreement" means an agreement between the Company and the recipient of an Award, or other notice of grant of an Award, setting forth the terms and conditions of the Award.

        2.6   "Board" means the Company's board of directors.

        2.7   "Change of Control" means the occurrence of any of the following after the date of the approval of the Plan by the Board:

          (a)   any person or group of persons (within the meaning of Section 13(d)(3) of the Exchange Act) directly or indirectly acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to Rule 13d-3 promulgated under the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities unless pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board recommends such stockholders accept, other than (i) the Company or an Affiliate, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or

          (b)   over a period of thirty-six (36) consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board, or

          (c)   a sale, transfer or other disposition of all or substantially all of the Company's assets to one or more other persons in a single transaction or series of related transactions (other than to an Affiliate of the Company), or

          (d)   stockholder approval of a plan of liquidation or dissolution of the Company.

        2.8   "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

        2.9   "Committee" means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5 of this Plan, and which shall be composed solely of two or more directors, each of whom qualifies as a "non-employee director" within the meaning of Rule 16b-3, promulgated under the Exchange Act, and as an "outside director" within the meaning of Code Section 162(m). For any period during which no such committee is in existence, "Committee" shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

        2.10 "Common Stock" means common stock, par value $0.001 per share, of the Company.

        2.11 "Company" means Body Central Corp., a corporation organized under the laws of the State of Delaware, or any successor thereto.

        2.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

        2.13 "Grant Date" means the date as of which an Option or Stock Appreciation Right is granted, as determined under Section 7.2.

        2.14 "Incentive Option" means an Option which by its terms is to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

        2.15 "Market Value" means the value of a Share on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Common Stock as of any date is the closing price per Share as reported on The NASDAQ Global Market (or on any other national securities exchange on which the Common Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

        2.16 "Nonstatutory Option" means any Option that is not an Incentive Option.

        2.17 "Option" means an option to purchase Shares, which for purposes of this Plan may include Incentive Options or Nonstatutory Options.

        2.18 "Optionee" means a person to whom an Option or Stock Appreciation Rights shall have been initially granted under the Plan.

        2.19 "Participant" means an eligible individual under Section 6.1 who has been granted an Award.

        2.20 "Performance Goals" means any goals the Committee establishes that relate to one or more of the following with respect to the Company or any one or more Affiliates or business units: net income; operating income; income from continuing operations; net sales; cost of sales; revenue; gross income; earnings (including before taxes, and/or interest and/or depreciation and amortization); net earnings per share (including diluted earnings per share); price per share; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; net operating profit; pre-tax profit; ratio of debt to debt plus equity; return on stockholder equity; total stockholder return; return on capital; return on assets; return on equity; return on investment; return on revenues; operating working capital; working capital as a percentage of net sales; cost of capital; average accounts receivable; economic value added; performance value added; customer satisfaction; customer loyalty and/or retention; market share; cost structure reduction; cost savings; operating goals; operating margin; profit margin; sales performance; comparable store sales; and internal revenue growth. As to each Performance Goal, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles to the extent applicable, but, unless otherwise determined by the Committee and to the extent consistent with Code Section 162(m), will exclude the effects of the following: (i) charges for reorganizing and restructuring; (ii) discontinued operations; (iii) asset write-downs; (iv) gains or losses on the disposition of an asset; (v) mergers, acquisitions or dispositions; and (vi) extraordinary, unusual and/or non-recurring items of gain or loss, that in all of the foregoing the Company identifies in its audited financial statements, including notes to the financial statements, or the Management's Discussion and Analysis section of the Company's annual report. In addition, in the case of Awards that the Committee determines at the date of grant will not be considered "performance-based compensation" under Code Section 162(m), the Committee may select other Performance Goals, including individual goals, not listed in this Plan. Where applicable, the Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers or a percentage) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

        2.21 "Performance Shares" means the right to receive Shares to the extent Performance Goals are achieved.

        2.22 "Performance Units" means the right to receive cash and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Market Value of one or more Shares, to the extent Performance Goals are achieved.

        2.23 "Plan" means this Amended and Restated 2006 Equity Incentive Plan of the Company, as amended and in effect from time to time, and including any attachments or addenda hereto.

        2.24 "Restricted Stock" means Shares that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals and/or upon the completion of a period of service.

        2.25 "Restricted Stock Unit" means the right to receive cash and/or Shares the value of which is equal to the Market Value of one Share.

        2.26 "Rule 16b-3" means Rule 16b-3 as promulgated under the Exchange Act.

        2.27 "Section 16 Participants" means Participants who are subject to the provisions of Section 16 of the Exchange Act.

        2.28 "Securities Act" means the Securities Act of 1933, as amended. Any reference to a specific provision of the Securities Act includes any successor provision and the regulations and rules promulgated under such provision.

        2.29 "Share" means a share of Common Stock.

        2.30 "Stock Appreciation Right" means the right of a Participant to receive cash, and/or Shares with a Market Value, equal to the appreciation of the Market Value of a Share during a specified period of time.

        2.31 "Ten Percent Owner" means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3.     Term of the Plan

        Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the effective date of approval of the Plan by the Board and ending on the date when all Shares reserved for issuance have been issued. Awards granted pursuant to the Plan within such period shall not expire solely by reason of the termination of the Plan. Awards granted prior to the effective date of approval by the Board are hereby expressly conditioned upon such approval.

4.     Stock Subject to the Plan

        4.1   Subject to the provisions of Section 9 of the Plan, as of the Amendment Approval Date, an aggregate of 400,000 Shares, plus the number of Shares issuable under Awards outstanding under this Plan as of the Amendment Approval Date, plus the number of Shares available for issuance under this Plan that have not been made subject to an outstanding Award as of the Amendment Approval Date, are reserved for issuance under this Plan. Shares issued pursuant to the Plan may be either authorized but unissued Shares or Shares held by the Company in its treasury. The aggregate number of Shares reserved under this Section 4.1 shall be depleted by the maximum number of Shares, if any, that may be payable under an Award as determined at the time of grant. Notwithstanding the foregoing, the Company may issue only such number of Shares as is described in the first sentence of this Section 4.1 upon the exercise of Incentive Options. For purposes of determining the aggregate number of Shares reserved for issuance under this Plan, any fractional Share shall be rounded to the next highest full Share.

        4.2   If (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis), (ii) the Committee determines during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issued on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award or (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, then such Shares shall be recredited to this Plan's reserve (in the same number as they depleted the reserve) and may again be used for new Awards under this Plan; provided that Shares recredited pursuant to clause (iv) may not be issued pursuant to Incentive Options. Notwithstanding the foregoing, in no event shall the following Shares be recredited to this Plan's reserve: Shares tendered or withheld in payment of the exercise price of an outstanding Option; Shares tendered or withheld to satisfy federal, state or local tax withholding obligations; and Shares purchased by the Company using proceeds from Option exercises.

5.     Administration

        The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the

Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee's exercise of its authorities hereunder. In addition to the authority specifically granted to the Committee in this Plan, the Committee's administrative authority shall include, without limitation, the authority to: (i) interpret the provisions of this Plan and any Award Agreement, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it deems desirable to carry this Plan or such Award into effect and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Committee determinations shall be made in the sole discretion of the Committee and are final and binding on all interested parties.

        To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to one or more officers of the Company, any or all of the authority and responsibility of the Committee; provided, however, that no such delegation is permitted with respect to Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of two or more "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Exchange Act; and provided further that the Committee may delegate to an officer the authority to grant Awards hereunder only in accordance with such guidelines as the Committee shall set forth at any time or from time to time and only if such Awards are not intended to qualify as performance-based compensation under Code Section 162(m). If the Board or the Committee has made such a delegation, then all references to the Committee in this Plan include such other committee or one or more officers to the extent of such delegation.

6.     Authorization and Eligibility of Grants

        6.1   Eligibility; Individual Award Limits.    The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option. Further, subject in each case to adjustment pursuant to Section 9 of the Plan, in no event shall a Participant be granted Awards that could result in such Participant:

          (a)   receiving Options for, and/or Stock Appreciation Rights with respect to, more than 200,000 Shares during any fiscal year of the Company;

          (b)   receiving Awards of Restricted Stock and/or Restricted Stock Units relating to more than 100,000 Shares during any fiscal year of the Company;

          (c)   receiving, with respect to any Awards of Performance Shares and/or Performance Units with performance periods beginning in the same fiscal year of the Company and the value of which is based on the Market Value of a Share, payment of an aggregate of more than 100,000 Shares; or

          (d)   receiving other Common Stock based Awards pursuant to Section 8.1 relating to more than 100,000 Shares during any fiscal year of the Company.

In all cases, to the extent Code Section 162(m) is applicable, determinations under this Section 6.1 should be made in a manner that is consistent with the exemption for performance-based compensation that Code Section 162(m) provides.

        6.2   General Terms of Awards.    Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to the type of Award set forth in the following sections), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective recipient of an Award shall have any rights with respect to an Award unless and until such recipient has complied with the applicable terms and conditions of such Award, including, if required by the Award, executing an Award Agreement evidencing the Award and delivering a fully executed copy thereof to the Company.

        6.3   Repricing Prohibited.    Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Section 9, neither the Committee nor any other person may decrease the exercise or grant price for any outstanding Option or Stock Appreciation Right after the Grant Date, cancel an outstanding Option or Stock Appreciation Right in exchange for cash (other than cash equal to the excess of the Market Value of the Shares to which such Option or Stock Appreciation Right relates at the time of cancellation over the exercise or grant price for such Shares), allow a Participant to surrender an outstanding Option or Stock Appreciation Right to the Company as consideration for the grant of a new Option or Stock Appreciation Right with a lower exercise or grant price, or grant an Award in substitution for a cancelled or surrendered Option or Stock Appreciation Right.

        6.4   Non-Transferability.    Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Except as otherwise provided in this Section 6.4, all of an Optionee's rights in any Option or Stock Appreciation Rights may be exercised during the life of the Optionee only by the Optionee or the Optionee's legal representative. However, the Committee may, at or after the grant of a Nonstatutory Option, provide that such Option may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer of an Option shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, "family member" means any child, stepchild, grandchild, parent, grandparent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee's household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty percent (50%) of the beneficial interests, a foundation in which the foregoing persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent (50%) of the voting interests.

7.     Specific Terms of Options and Stock Appreciation Rights

        7.1   Number of Shares.    The Committee will determine the number of Shares subject to an Option or Stock Appreciation Right, subject to the limits specified elsewhere in this Plan, and, in the case of a Stock Appreciation Right, whether the Stock Appreciation Right will be settled in cash, Shares or a combination thereof.

        7.2   Date of Grant.    The granting of an Option or Stock Appreciation Right shall take place at the time specified in the Award Agreement; provided that the Grant Date of an Option or Stock Appreciation Right may not be any day prior to the date that the Committee approves the grant.

        7.3   Exercise Price.    The price at which Shares may be acquired under each Incentive Option shall be not less than one hundred percent (100%) of the Market Value of Common Stock on the Grant Date, or not less than one hundred ten percent (110%) of the Market Value of Common Stock on the Grant Date if the Optionee is a Ten Percent Owner. The exercise or grant price per Share of each Nonstatutory Option or Stock Appreciation Right shall be not less than one hundred percent (100%) of the Market Value of Common Stock on the Grant Date.

        7.4   Option Period.    No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. No Nonstatutory Option or Stock Appreciation Right may be exercised on or after the tenth anniversary of the Grant Date.

        7.5   Vesting and Exercisability.    An Option or a Stock Appreciation Right may be immediately vested and exercisable or become vested and exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option or Stock Appreciation Right not otherwise immediately vested or exercisable in full, the Committee may Accelerate such Option or Stock Appreciation Right in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of such Incentive Option would not cause such Incentive Option to fail to comply with the provisions of Section 422 of the Code unless the Optionee consents to such Acceleration. If a Stock Appreciation Right is granted in relation to an Option, then unless otherwise determined by Committee, the Stock Appreciation Right shall be vested and exercisable and terminate at the same time or times, on the same conditions and to the same extent and in the same proportion, that the related Option becomes vested and exercisable or terminates and with respect to all or part of the Shares subject to the related Option.

        7.6   Effect of Termination of Employment, Consulting or Board Member Relationship.    Unless the Committee shall provide otherwise with respect to any Option or Stock Appreciation Right in an Award Agreement or otherwise, if the Optionee's employment, consulting, Board member relationship or other association with the Company and its Affiliates ends for any reason, including because an entity with which the Optionee has an employment, consulting or Board member relationship ceases to be an Affiliate of the Company, any outstanding Option held by an Optionee shall cease to be exercisable in any respect not later than ninety (90) days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event.

        7.7   Method of Exercise.    An Option or Stock Appreciation Right may be exercised by an Optionee giving written notice, in the manner provided in Section 18, specifying the number of Shares with respect to which the Option or Stock Appreciation Right is then being exercised. With respect to an Option, the notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the Shares to be purchased, or, subject in each instance to the Committee's approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company,

          (a)   by delivery to the Company of Shares having a Market Value equal to the exercise price of the shares to be purchased, or

          (b)   by surrender of the Option as to all or part of the Shares for which the Option is then exercisable in exchange for Shares having an aggregate Market Value equal to the difference between (1) the aggregate Market Value of the surrendered portion of the Option, and (2) the aggregate exercise price under the Option for the surrendered portion of the Option.

        If the Common Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Common Stock subject to any Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates (or shall cause an appropriate book entry to be made) for the number of shares then being purchased or, with respect to any Stock

Appreciation Right settled in cash, a cash payment to the Optionee. Such Shares shall be fully paid and nonassessable.

        7.8   Limit on Incentive Option Characterization.    An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of Shares for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the "current limit". The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of Shares available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates. Any Shares that would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

        7.9   Notification of Disposition.    Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such Shares issued upon such exercise prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

        7.10 Rights Pending Exercise.    No person holding an Option shall be deemed for any purpose to be a stockholder of the Company with respect to any of the Shares issuable pursuant to his Option, except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to such holder or his agent (or an appropriate book entry made and evidence provided thereof).

8.     Performance and Stock Awards.

        8.1   Subject to the terms of this Plan, the Committee will determine all terms and conditions of each Award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as Committee specifies; (c) the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; (d) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Market Value of one or more Shares; and (e) with respect to Performance Shares, Performance Units and Restricted Stock Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or in a combination of cash and Shares. Notwithstanding the foregoing, subject to the provisions of Section 9, no condition or vesting provision applicable to an Award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units that is based on performance criteria shall be based on performance over a period of less than one year, and no condition or vesting provision applicable to such an Award that is based upon continued service or the passage of time shall provide for vesting in less than pro rata installments over three years from the date the Award is made, other than with respect to such Awards that are issued upon exercise or settlement of Options or Stock Appreciation Rights.

9.     Adjustment Provisions

        9.1   Adjustment for Corporate Actions.    Subject to the provisions of Section 9.2, if the outstanding Shares (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such Shares or other securities, in each case through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such Shares or other securities, then the Committee shall, in such manner as it may deem equitable, make an appropriate and proportionate adjustment in (i) the maximum numbers and kinds of Shares provided in Section 4 and Section 6.1, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the grant, purchase or exercise price for each share or other unit of any other securities subject to then outstanding Awards (without change in the aggregate purchase price as to which such Awards remain exercisable) and (iv) subject to Section 9.2, to the Performance Goals applicable to an Award.

        9.2   Adjustment of Awards Upon the Occurrence of Certain Other Unusual or Nonrecurring Events.    In the event of any corporate action not specifically covered by the preceding Section, including but not limited to an extraordinary cash distribution on Common Stock, a corporate separation or other reorganization or liquidation, the Committee shall make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances, including adjustments to the terms described in subsections (i)-(iv) in Section 9.1. The Committee may make adjustments in the terms and conditions of, and the criteria (including any Performance Goals) included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Notwithstanding anything to the contrary in this Section 9, the Committee shall be permitted to adjust the Performance Goals relating to an Award only to the extent such discretion does not cause an Award that is intended to qualify as performance-based compensation under Code Section 162(m) to lose its status as such.

        9.3   Change of Control.

          (a)   If a Participant has in effect an employment, retention, change of control, severance or similar agreement with the Company or any Affiliate that provides a more favorable result for the Participant's Awards upon a Change of Control than is provided by subsection (b), then the terms of such agreement shall apply to the Participant's Awards.

          (b)   Except as provided by subsection (a), in the event of a Change of Control:

            (1)   If the purchaser, successor or surviving corporation (or parent thereof) (the "Survivor") desires to assume an Award, or issue a replacement award of the same type with similar terms and conditions, then the Award shall be so assumed or replaced and shall be subject to the following: (x) one-half of the outstanding Award, to the extent not already vested, shall be vested as of the date immediately prior to the date of the Change of Control (assuming, for any Awards the vesting of which is contingent on the attainment of one or more Performance Goals, that performance had been met at the target level), and (y) the remaining portion of the Award shall vest in accordance with the terms of the Award, provided that if the Participant is terminated from service without Cause within two years following the Change of Control, then any portion of the Participant's Award that is not then vested shall vest in full on the date immediately preceding the date of such termination of employment (assuming, for any Awards the vesting of which is contingent on the attainment of one or more Performance Goals, that performance had been met at the target level). If applicable, each Award which is assumed by the Survivor shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change of Control had the Award been exercised, vested or earned immediately prior to such Change of Control, and other appropriate adjustments in the terms and conditions of the Award shall be made.

            (2)   To the extent the Survivor does not assume an Award or issue a replacement award as provided in clause (1), then immediately prior to the date of the Change of Control:

              (A)  Each Option or SAR that is then held by a Participant who is employed by or in the service of the Company or an Affiliate shall become immediately and fully vested, and all Options and SARs shall be cancelled on the date of the Change of Control in exchange for a cash payment equal to the excess of the Change of Control price of the Shares covered by the Option or SAR that is so cancelled over the purchase or grant price of such Shares under the Award. For clarity, if such excess is $0, then the Award shall be cancelled without payment therefor.

              (B)  Each Award of Shares, Restricted Stock, or Restricted Stock Units, the vesting of which is not contingent on the attainment of any Performance Goals, shall vest in full and shall be cancelled in exchange for a cash payment equal to the Change of Control price of the Shares covered by the Award.

              (C)  Each Award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, the vesting of which is contingent on the attainment of any Performance Goals, shall be cancelled in exchange for a cash payment equal to the product of (1) the value payable to the Participant under his Award assuming that performance was met at the higher of the target level or at the level that would be achieved as of the end of the performance period if achievement of the goals had continued at the rate in effect as of the date of the Change of Control, as determined by the Committee and (2) a fraction, the numerator of which is the number of days after the first day of the performance period on which the Change of Control occurs and the denominator of which is the number of days in the relevant performance period.

              (D)  All other Awards that are not vested shall vest and if an amount is payable under such vested Award, such amount shall be paid in cash based on the value of the Award.

        All amounts payable under this Section 9.3(b) shall be paid in cash within thirty (30) days following the date of the Change of Control. If, however, the Participant has an irrevocable deferral election in effect with respect to any amount payable under this Section 9.3(b), such amount shall be deferred pursuant to such election and shall not be paid in a lump sum as provided herein.

        If the value of an Award is based on the Market Value of a Share, Market Value shall be deemed to mean the per share Change of Control price. The Committee shall determine the per share Change of Control price paid or deemed paid in the Change of Control transaction.

        9.4   Related Matters.    Any adjustment in Awards made pursuant to this Section 9 shall be determined and made, if at all, by the Committee, acting in its sole discretion, and shall include any correlative modification of terms, including, in the case of Options and Stock Appreciation Rights, of exercise or grant prices, rates of vesting or exercisability, which the Committee may deem necessary or appropriate so as to ensure that the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 9. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated. No adjustment of an Option or Stock Appreciation Right exercise or grant price per share pursuant to this Section 9 shall result in an exercise or grant price that is less than the par value of the Common Stock.

10.   Settlement of Awards

        10.1    In General.    Awards shall be settled in accordance with their terms.

        10.2    Requirements of Law and Securities Exchanges.    The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any Award Agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges. In addition, the Company may cause a legend or legends to be put on any certificates representing Shares or appropriate stop-transfer entries made with respect to book-entry Shares to make appropriate reference to such restrictions.

        10.3    Corporate Restrictions on Rights in Common Stock.    Any Common Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Third Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws of the Company, each as amended and in effect from time to time. Whenever Common Stock is to be issued pursuant to an Award, if the Committee so directs at or after the time of grant, the Company shall be under no obligation, notwithstanding any other provision of the Plan or the relevant Award Agreement to the contrary, to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option or any Stock Appreciation Right settled in Shares, in whole or in part), shall have become a party to and bound by any agreement that the Committee shall require in its sole discretion.

        10.4    Investment Representations.    The Company shall be under no obligation to issue any shares covered by an Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act or the Participant to whom the Award is granted shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

        10.5    Lock-Up.    Without the prior written consent of the Company or the managing underwriter in any public offering of Shares, no Participant shall sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any Shares during the one hundred eighty (180) day period commencing on the effective date of the registration statement relating to any underwritten public offering of securities of the Company (or such shorter period as designated by the Company or the managing underwriter). The foregoing restrictions are intended and shall be construed so as to preclude any Participant from engaging in any hedging or other transaction that is designed to or reasonably could be expected to lead to, or result in, a sale or disposition of any Shares during such period even if such Shares are or would be disposed of by someone other than such Participant. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any Shares or with respect to any security that includes, relates to, or derives any significant part of its value from any Shares. Without limiting the generality of the foregoing provisions of this Section 10.5, if, in connection with any underwritten public offering of securities of the Company, the managing underwriter of such offering requires that the Company's directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each Participant (regardless of whether or not such Participant has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company's directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each Participant shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company's directors and officers.

        10.6    Tax Withholding.    Whenever the grant, exercise, vesting or payment of an Award results in the obligation of the Company to withhold taxes, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates (or the making of a book entry) for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of a Participant. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold Shares not subject to a risk of forfeiture and/or restrictions on transfer to satisfy their tax obligations. Participants may only elect to have Shares withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

        10.7    Awards Not Includable for Benefits Purposes.    Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant that are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.

11.   Reservation of Common Stock

        The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan (if then in effect) and such Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

12.   Employment and Service

        12.1     Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment, consulting, Board member relationship or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment, consulting or Board member agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment, consulting or Board member agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient's employment, consulting, Board member relationship or other association with the Company and its Affiliates.

        12.2     Unless determined otherwise by the Committee, for purposes of the Plan and all Awards, the following rules shall apply:

          (a)   a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

          (b)   a Participant who ceases to be a non-employee member of the Board or a consultant because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a director or a consultant with respect to any Award until such Participant's termination of employment with the Company and its Affiliates;

          (c)   a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a non-employee member of the Board, a non-employee director of an Affiliate or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant's service as a director of, or consultant to, the Company and its Affiliates has ceased; and

          (d)   a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Participant's reemployment rights, if any, are guaranteed by statute or by contract. To the extent consistent with applicable law, the Committee may provide that Awards continue to vest for some or all of the period of any such leave, or that their vesting shall be tolled during any such leave and only recommence upon the Participant's return from leave, if ever.

        12.3     Notwithstanding the foregoing, with respect to an Award that is considered deferred compensation subject to Code Section 409A, if a Participant's termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon the Participant's "separation from service" within the meaning of Code Section 409A.

        12.4     Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a "specified employee" within the meaning of Code Section 409A as of the date of his or her "separation from service" within the meaning of Code Section 409A, then, to the extent required by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service. The aggregate amount of any payments that would otherwise have been made to the Participant during the six months after the date of the separation from service shall be paid to the Participant in a lump sum on the date that is six months after the date of the separation from service, and any remaining payments will be paid on their original schedule.

13.   Unfunded Status of Plan

        The Plan is intended to constitute an "unfunded" plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments with respect to Awards, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

14.   Nonexclusivity of the Plan

        Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15.   No Guarantee of Tax Consequences

        Neither the Company nor any Affiliate, nor any director, officer, agent, representative or employee of either, guarantees to any Participant or any other person any particular tax consequences as a result of the grant of, exercise of rights under, or payment in respect of an Award, including but not limited to that an Option granted as an Incentive Option has or will qualify as an "incentive stock option" within the meaning of Section 422 of the Code or that the provisions and penalties of Section 409A of the Code, pertaining to non-qualified plans of deferred compensation, will or will not apply.

16.   Termination and Amendment of the Plan and Outstanding Awards; Recoupment; Awards to Non-U.S. Participants

        Subject to the limitations contained in Section 16.2 below, including specifically the requirement of stockholder approval if applicable, the Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.

        16.1    Termination or Amendment of Outstanding Awards; Assumptions.    Subject to the limitations contained in Section 16.2 below and elsewhere in the Plan, including specifically the requirement of stockholder approval if applicable, the Committee may at any time:

          (a)   amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan;

          (b)   accept the cancellation of outstanding Awards or of outstanding stock options or other equity-based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of Shares and on the same or different terms and conditions (including but not limited to the exercise price of any Option); and

          (c)   (i) offer to buy out for a payment in cash or cash equivalents an Award previously granted or (ii) authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

        16.2    Limitations on Amendments, Etc.    Without the approval of the Company's stockholders, no amendment or modification of the Plan by the Board may (i) increase the Share limits set forth in Section 4 or Section 6.1, (ii) change the description of the persons eligible for Awards, or (iii) effect any other change for which stockholder approval is required by law or the rules of any relevant stock exchange. Furthermore, stockholder approval is required for any amendment to the provisions of Section 6.3.

        No amendment or modification of the Plan by the Board, or of an outstanding Award by the Committee, shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification or such Award, as the case may be, without the Participant's consent; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated.

        16.3    Recoupment.    Any Awards granted pursuant to this Plan on or after the Amendment Approval Date, and any Common Stock issued or cash paid pursuant to such an Award, shall be subject to any recoupment or clawback policy that may be adopted by the Company from time to time and to any requirement of applicable law, regulation or listing standard that requires the Company to recoup or clawback compensation paid pursuant to such an Award.

        16.4    Awards to Participants Outside the United States.    The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limits of Section 4 or Section 6.1.

17.   Interpretation of the Plan

        In the event of any conflict between the provisions of this Plan and the provisions of any applicable Award Agreement, the provisions of this Plan shall control, except if and to the extent that the conflicting provision in such Award Agreement was authorized and approved by the Committee at the time of the grant of the Award evidenced by such Award Agreement or is ratified by the Committee at any time subsequent to the grant of such Award, in which case the conflicting provision in such Award Agreement shall control. Without limiting the generality of the foregoing provisions of this Section 17, insofar as possible the provisions of the Plan and such Award Agreement shall be construed so as to give full force and effect to all such provisions. In the event of any conflict between the provisions of this Plan and the provisions of any other agreement between the Company and the

Participant, the provisions of such agreement shall control except as required to fulfill the intention that this Plan constitute an incentive stock option plan within the meaning of Section 422 of the Code, but insofar as possible the provisions of the Plan and any such agreement shall be construed so as to give full force and effect to all such provisions. Notwithstanding any provision of this Plan or any document pertaining to Awards granted hereunder to the contrary, this Plan shall be construed, interpreted and administered to meet the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1).

18.   Notices and Other Communications

        Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Chief Executive Officer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

19.   Governing Law

        The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

APPENDIX B

BODY CENTRAL CORPORATION
2012 ANNUAL INCENTIVE PLAN

SECTION 1. PURPOSE OF THE PLAN

        The Body Central Corporation 2012 Annual Incentive Plan (the "Plan") is a performance-based incentive program. The purpose of the Plan is to provide cash-based incentive compensation to those officers, executives, and key employees who, in the opinion of Body Central Corporation (the "Company"), contribute significantly to the growth and success of the Company; to attract and retain individuals of outstanding ability; and to align the interests of those who hold positions of major responsibility in the Company with the interests of Company shareholders. The Plan is intended to constitute a qualified performance-based compensation plan under Section 162(m)(4)(c) of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be administered and interpreted so to ensure such compliance.

SECTION 2. DEFINITIONS

        Unless the context otherwise indicates, the following definitions shall be applicable:

        "Affiliated Entity" shall mean any corporation, partnership, limited liability company, business trust, or other person or entity controlling, controlled by or under common control with the Company, as determined by the Committee.

        "Award" shall mean a right granted to a Participant pursuant to Section 5 of the Plan to receive a cash payment from the Company based upon achievement of the Participant's Performance Goal(s) during the relevant Performance Period and subject to the Committee's discretion pursuant to Section 6.B of the Plan.

        "Base Salary" shall mean the actual base salary in effect at the end of the Performance Period to which an Award applies as shown in the payroll/personnel records of the Company.

        "Board" shall mean the Board of Directors of the Company.

        "Change of Control" shall have the meaning given in the Body Central Corp. Amended and Restated 2006 Equity Incentive Plan, as in effect from time to time, or any similar successor plan thereto.

        "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time; references to particular sections of the Code include references to regulations and rulings thereunder and to successor provisions.

        "Committee" shall mean the Compensation Committee, appointed by the Board consisting of two or more directors, each of whom is an "outside director" within the meaning of Section 162(m)(4)(c)(i) of the Code.

        "Company" shall mean Body Central Corporation, a Delaware corporation, its successors and assigns.

        "Covered Employee" shall mean an individual who with respect to a Performance Period is a "covered employee" within the meaning of Section 162(m) of the Code.

        "Disability" shall mean a physical or mental impairment sufficient to make a Participant eligible for benefits under the Company's long-term disability plan; provided, however, that if payment or settlement of an award subject to Section 409A of the Code is to be accelerated solely as a result of a Participant's Disability, Disability shall have the meaning set forth in Section 409A of the Code.

        "Employee" shall mean any employee of the Company or an Affiliated Entity or any person to whom an offer of employment with the Company or an Affiliated Entity is extended.

        "GAAP" shall mean generally accepted accounting principles set forth in the opinions, statements and pronouncements of the Financial Accounting Standards Board (or predecessors or successors thereto or agencies with similar functions) or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination and in any event applied in a manner consistent with the application thereof used in the preparation of the Company's financial statements.

        "Maximum Award Opportunity" shall mean an amount equal to a percentage of Base Salary to be awarded to a Participant with respect to a single Performance Period upon achieving the maximum level of performance respecting a Performance Goal as established by the Committee pursuant to Section 5 of the Plan. In no event, however, shall a Participant who is a Covered Employee receive payment under all Awards with Performance Periods ending within a single fiscal year of the Company in excess of $10 million.

        "Participant" shall have the meaning ascribed to it in Section 4 of the Plan.

        "Performance Goal" shall mean performance objectives established by the Committee for each Performance Period for the purpose of determining the extent to which a Participant will receive payment under an Award for such Performance Period. With respect to Awards made to Participants who are Covered Employees, the Performance Goal(s) selected for a particular Performance Period must include one or more of the following performance criteria, either individually or in any combination, applied to the Company as a whole, to an Affiliated Entity, to a business unit of the Company or any Affiliated Entity, or to any individual, measured either annually or cumulatively over a period of time, on an absolute basis or relative to an identified index or peer group, and, where applicable, may be measured on a pre-tax or post-tax basis, in the aggregate or on a per-share basis and on an absolute basis or as a percentage change over a period of time: net sales; comparable store sales; cost of goods sold; gross margin; cost of sales; selling, general and administrative expense; gross income; operating income; earnings (including before taxes, and/or interest and/or depreciation and amortization); net income; earnings per share (including diluted earnings per share; before or after extraordinary items); operating margin; EBIT or EBITDA margin; pre-tax profit margin; pre-tax profit; net profit margin; price per share; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; ratio of debt to debt plus equity; return on stockholder equity; return on capital; return on (net or gross) assets; return on equity; return on investment; operating working capital; working capital as a percentage of net sales; cost of capital; average accounts receivable; inventory turnover; average inventory age; economic value added; performance value added; stock price; total stockholder return; customer satisfaction; customer loyalty and/or retention; market share; new store openings; mergers and/or acquisitions; divestitures; store closings; sales per square foot; sales per advertising dollar; cost structure reduction; cost savings; operating goals; employee satisfaction and/or retention. With respect to Awards made to Participants who are not Covered Employees, or for purposes of reducing the amount payable under an Award that is intended to qualify as performance-based compensation under Code Section 162(m), the Performance Goal(s) selected for a particular Performance Period may include any of the goals listed above or any other goals, including subjective goals, selected by the Committee.

        "Performance Period" shall mean the period (not to exceed one fiscal year of the Company) designated by the Committee and communicated to each Participant over which the attainment of the Performance Goal(s), will be measured for purposes of determining payment of an Award or, for an Employee who is first hired as an employee after the first day of such period and who becomes a Participant during such period, such portion of the period as determined by the Committee consistent with the requirements of Section 162(m) of the Code.

        "Plan" shall mean the Body Central Corporation 2012 Annual Incentive Plan, as amended from time to time.

SECTION 3. PLAN ADMINISTRATION

A.    The Committee.

        The Plan will be administered by the Committee. The Committee may adopt rules and regulations for carrying out the Plan. The interpretation and construction of any provision of the Plan or any Award letter by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel. In accordance with and subject to the provisions of the Plan, the Committee will have full authority and discretion with respect to Awards made under the Plan, including without limitation the following (a) selecting the key Employees to be Participants; (b) establishing the terms of each Award; (c) determining the time or times when Awards will be granted; and (d) establishing the restrictions and other conditions to which the payment of Awards may be subject. Other than as permitted by Section 3.B and Section 6.B, the Committee will have no authority under the Plan to amend or modify, in any manner, the terms of any outstanding Award in a manner that would adversely affect the Participant's rights under the Award. Each determination, interpretation, or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no individual who is serving as a member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Award granted under the Plan.

B.    Adjustments.

        In the event of (a) any merger, reorganization, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights, offering, extraordinary dividend (including a spin-off), or other similar change affecting the Company's shares; (b) any purchase, acquisition, sale, or disposition of a significant amount of assets other than in the ordinary course of business, or of a significant business; (c) any change resulting from the accounting effects of discontinued operations, extraordinary income or loss, changes in accounting as determined under GAAP, or restatement of earnings; or (d) any charge or credit resulting from an item which is classified as "non-recurring," "restructuring," or similar unusual item on the Company's audited annual Statement of Operations which, in the case of (a)—(d), results in a change in the components of the calculations of any of the Performance Goals as established by the Committee, in each case with respect to the Company or any other entity whose performance is relevant to the achievement of any Performance Goal, upon which an Award is based, the Committee shall, without the consent of any affected Participant, amend or modify the terms of any outstanding Award that is based in whole or in part on the performance of the Company (or any Affiliated Entity or division thereof) or such other entity so as equitably to reflect such event or events; provided, however, that the Committee shall not take any action pursuant to this Section which would constitute an impermissible exercise of discretion pursuant to Section 162(m) of the Code.

SECTION 4. PARTICIPATION

        The Participants for any Performance Period shall be those key Employees who are granted Awards by the Committee under the Plan for such Performance Period.

SECTION 5. ESTABLISHMENT OF PERFORMANCE GOALS

        Prior to the beginning of each Performance Period, or not later than 90 days following the commencement of the relevant Performance Period (or, in the case of a Performance Period for a period of time of less than 12 months' duration, no later than by the end of the first 25% of such period or such earlier date as may be required pursuant to Section 162(m) of the Code), the Committee shall establish and communicate in writing to each Participant the specific Performance Goals, which must be achieved for each Participant to receive an Award payment for such Performance Period. The Performance Goals may include a threshold level of performance below which no Award payment shall be earned, target levels of performance at which specific Award payments will be earned, and a maximum level of performance at which the maximum level of Award payment will be earned, provided, however, that no such maximum level of Award payment in respect of any Performance Period shall exceed the Maximum Award Opportunity.

        For a Covered Employee who is first hired as an employee and who becomes a Participant after the first day of the Performance Period, the Performance Goals and other criteria as set forth in this Section 5 shall be established by the Committee and communicated to the Participant within the time period permitted by Section 162(m) of the Code.

SECTION 6. PAYMENT OF AWARDS

A.    Performance Period Payments.

        The Committee shall make a determination as soon as practicable following the completion of each applicable Performance Period, or such portion of the applicable Performance Period as the Committee shall determine, whether the Performance Goal(s) have been achieved and the amount of the Award payment for each Participant, provided, however, that in no event will an Award payment payable under this Plan exceed the Maximum Award Opportunity. The Committee shall certify the foregoing determinations in writing.

        Payment of each Award in a cash lump sum, less applicable withholding taxes pursuant to Section 9 of the Plan, shall be made as soon as practicable after certification by the Committee, provided, however, that any such payment shall be made no later than March 15 of the year immediately following the year in which the applicable Performance Period expires. To the extent the Company should later determine that an Award was incorrectly paid or calculated, the Participant shall return to the Company the amount of any such incorrect payment.

B.    Discretionary Downward Adjustments.

        At any time after an Award has been granted but before the Award has been paid, the Committee, in its sole and absolute discretion, may reduce or eliminate the Award for any reason or for no reason, including, without limitation, the Committee's judgment that the Performance Goals have become an inappropriate measure of achievement, a change in the employment status, position or duties of the Participant, unsatisfactory performance of the Participant, or the Participant's service for less than the entire Performance Period.

SECTION 7. TERMINATION OF EMPLOYMENT

A.    General Rule.

        Except as set forth below, in order to receive payment of an Award, a Participant must be employed by the Company or an Affiliated Entity on the last day of the Performance Period for such Award. This Section 7(A) shall be deemed to supersede any contrary provision of any employment contract that the Participant may have with the Company or an Affiliated Entity.

B.    Termination Due to Death, Disability, or Retirement.

        In the event a Participant's employment with the Company and all Affiliated Entities is terminated by reason of death, Disability, or retirement, as defined by the Committee, prior to the end of the Performance Period, the Participant (or the Participant's estate) (subject to the Committee's discretion as allowed by Sections 3.A and 6.B of the Plan) shall be entitled to a distribution of the Award that would otherwise have been payable to the Participant on the payment date pursuant to Section 6 of the Plan after the completion of the Performance Period, pro-rated based upon a fraction, the numerator of which is the number of full days worked on active payroll in an incentive-eligible position during the applicable Performance Period and the denominator of which is the number of days in such Performance Period (or the number of days remaining in such Performance Period after the individual is assigned to an incentive-eligible position), as determined by the Committee.

C.    Termination for Reasons Other than Death, Disability, or Retirement.

        In the event a Participant's employment is terminated with the Company and all Affiliated Entities prior to the end of the Performance Period for any reason other than death, Disability, or retirement, the Participant's Award for such Performance Period shall be immediately forfeited and the Participant shall have no right to any payment thereafter; provided, however, that under such circumstances the Committee may, in its sole discretion, pay the Participant an amount not to exceed a percentage of the amount earned according to the terms of the Award equal to the portion of the Performance Period that the Participant was employed.

SECTION 8. CHANGE OF CONTROL

        If a Change of Control occurs, then notwithstanding any other provisions of the Plan, each outstanding Award shall be deemed to have achieved a level of performance equal to the greater of (1) the target level of performance, or (2) the level that would have been achieved as of the end of the Performance Period had achievement continued at the rate in effect as of the date of the Change of Control ,as determined by the Committee. The Award amount payable shall then be pro-rated based on the length of time the Participant has been employed during the Performance Period through the date of the Change of Control. Payment of an Award under this Section 8 shall be made as soon as practicable, but in no event later than 60 days following such Change of Control and thereafter the Award will be deemed cancelled.

SECTION 9. PAYMENT OF WITHHOLDING TAXES

        All payments under the Plan are subject to withholding of all applicable taxes. The Company may condition the delivery of benefits under the Plan on satisfaction of the applicable withholding obligations and is entitled to withhold and deduct from the payment made pursuant to an Award or from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state, and local withholding and employment-related tax requirements attributable to any payment made pursuant to an Award.

SECTION 10. PLAN AMENDMENT, MODIFICATION, AND TERMINATION

        The Committee or the Board may suspend or terminate the Plan or any portion thereof at any time and for any reason in its sole discretion; provided that no suspension or termination may adversely affect any outstanding Awards without the consent of the Participants affected thereby. The Committee or the Board may amend the Plan from time to time in such respects as the Committee or the Board may deem advisable in order that Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Committee or the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without the approval of the shareholders of the Company if shareholder approval of the amendment is then required for the Plan to continue to be a qualified performance-based compensation plan pursuant to Section 162(m) of the Code; and provided further that no amendments to the Plan may adversely affect any outstanding Awards without the consent of the Participants affected thereby.

SECTION 11. NON-FUNDED, UNSECURED OBLIGATION

        A.    Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the cash, if any, payable under the Plan, unsecured by any assets of the Company, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company shall be sufficient to pay any benefits to any person. To the extent that a Participant acquires a right to receive such a cash payment under the Plan, such right shall be no greater than the right of any unsecured, general creditor of the Company.

        B.    No portion of any amount payable to Participants under the Plan shall be required to be held by the Company in trust or escrow or any other form of asset segregation.

SECTION 12. EFFECTIVE DATE AND DURATION OF THE PLAN

        The Plan was approved by the Board on March 6, 2012. The Plan is subject to shareholder approval as required by Section 162(m) of the Code. The Plan will become effective if approved at the Company's 2012 annual meeting of shareholders and shall remain in effect until such time as the Plan is terminated as provided in Section 10. No amounts will be paid pursuant to the Plan unless and until such time shareholder approval is obtained. Any payments pursuant to Awards outstanding upon termination of the Plan may continue to be made in accordance with the terms of the Awards, subject to the authority of the Committee and the Board pursuant to Sections 3 and 10 of the Plan.

SECTION 13. MISCELLANEOUS

A.    Employment.

        The Plan does not constitute a contract of employment and nothing in the Plan will interfere with or limit in any way the right of the Company to terminate the employment or otherwise modify the terms and conditions of the employment of any Employee or Participant at any time, nor confer upon any Employee or Participant any right to continue in the employ of the Company or any Affiliated Entity.

B.    Restrictions or Transfer.

        Except pursuant to testamentary will or the laws of descent and as otherwise expressly permitted by the Plan, no right or interest of any Participant in an Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

C.    Governing Law.

        Except in connection with other matters of corporate governance and authority (all of which shall be governed by the laws of the Company's jurisdiction of incorporation), the validity, construction, interpretation, administration, and effect of the Plan and any rules, regulations, and actions relating to the Plan will be governed by and construed exclusively in accordance with the internal, substantive laws of the State of Delaware, without regard to the conflict of law rules of the State of Delaware or any other jurisdiction.

D.    Clawbacks.

        To the extent required by applicable laws, rules, regulations or securities exchange listing requirements, or any Company policy implementing the foregoing, the Company shall have the right, and shall take all actions necessary, to recover any amounts paid to any individual under this Plan.

E.    Code Section 162(m).

        It is the intent of the Company that the Plan comply fully with and meet all the applicable requirements of Code Section 162(m) and the regulations thereunder with respect to Awards made to Covered Employees. If any provision of the Plan or if any Award would otherwise conflict with the intent expressed in this subsection (E), that provision, to the extent possible, shall be interpreted so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to Covered Employees. Nothing herein shall be interpreted to preclude a Participant who is or may be a Covered Employee from receiving any remuneration from the Company that is awarded not pursuant to the Plan or does not comply with Code Section 162(m).

F.     Code Section 409A.

        The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, Code Section 409A. The Plan and all Awards shall be administered, interpreted, and construed in a manner consistent with Code Section 409A or an exemption therefrom. Should any provision of the Plan, any Award hereunder, or any other agreement or arrangement contemplated by the Plan be found not to comply with, or otherwise be exempt from, the provisions of Code Section 409A, such provision shall be modified and given effect (retroactively if necessary), in the sole discretion of the Committee, and without the consent of the Participant, in such manner as the Committee determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Code Section 409A. Without limiting the foregoing and notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation or tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to this Plan during the six-month period immediately following the Employee's separation from service shall instead be paid on the first business day after the date that is six months following the Executive's termination date (or death, if earlier), with interest from the date such amounts would otherwise have been paid at the short-term applicable federal rate, compounded semi-annually, as determined under Section 1274 of the Code, for the month in which payment would have been made but for the delay in payment required to avoid the imposition of an additional rate of tax on the Employee under Section 409A. Any payments to be made under this Plan upon a termination of employment shall only be made if such termination of employment constitutes a "separation from service" under Section 409A to the extent required in order to avoid accelerated taxation or tax penalties under Section 409A. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Plan comply with Section 409A and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Employee on account of non-compliance with Section 409A.

G.    Successors.

        The Plan will be binding upon and inure to the benefit of the successors of the Company and the Participants.

 Grant Letter

        Effective [date] (the "Effective Date"), you have been offered an Award from Body Central Corporation (the "Company") pursuant to the Plan identified above. This Award entitles you to the right to receive a cash payment on the Payment Date specified below, subject to the terms and conditions of the Plan if the Company achieves certain Performance Goals as determined by the Committee in its discretion as set forth below.

        Your Maximum Award Opportunity:    $[Base Salary × %]

        Your Performance Goals and Incremental Projected Amount:    [insert "scorecard" containing goals as established by the Committee with corresponding achievable Award payments]

        Performance Period:    mm/dd/yyyy to mm/dd/yyyy

        Payment Timing:    The Committee to specify Payment Date. Payments earned pursuant to this Award will be made no later than March 15 of the year following the year in which the Performance Period ends.

        Deemed Acceptance.    You are required to accept the terms and conditions set forth in this Grant Letter and the Plan, which is made a part of this document, within 60 days following the Effective Date (the "Acceptance Period") in order for you to receive the Award granted to you hereunder. If you wish to decline this Award, you must expressly reject this Notice prior to the end of the Acceptance Period. For your benefit, if you have not rejected this Grant Letter prior to the end of the Acceptance Period, you will be deemed to have automatically accepted this Award and all the terms and conditions set forth in this Grant Letter and the Plan. Any capitalized terms used but not defined in this Grant Letter have the same meanings given to them in the Plan.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature (Joint Owners) Date Date Signature [PLEASE SIGN WITHIN BOX] VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. BODY CENTRAL CORP. 6225 POWERS AVENUE JACKSONVILLE, FL 32217 M43959-P23855 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. BODY CENTRAL CORP. For All Except Withhold All For All The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) B. Allen Weinstein 02) Beth R. Angelo 03) David A. Katz The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. Abstain For Against 2. Approval of an advisory resolution on executive compensation for fiscal 2011. 3. To amend the Company's Amended and Restated 2006 Equity Incentive Plan. 4. To approve the Company's 2012 Annual Incentive Plan. 5. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal 2012. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For address change/comments, mark here. (see reverse for instructions) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. M43960-P23855 BODY CENTRAL CORP. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF STOCKHOLDERS MAY 24, 2012 The undersigned, having received the Notice of Annual Meeting of Stockholders and Proxy Statement, appoints B. Allen Weinstein and Julia B. Davis, and each or any of them, as proxies, with full power of substitution and resubstitution, to represent the undersigned and to vote all shares of stock of Body Central Corp. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company and any and all adjournments or postponements thereof to be held on May 24, 2012, beginning at 11:00 a.m. local time, in The Ortega Room of the River Club, 35th Floor, One Independent Drive, Jacksonville, Florida 32202. THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATIONS Address Changes/Comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side